PROSPECTUS

RETIREMENT RESERVES

INTRODUCTION

This prospectus describes a variable annuity contract (the "Contract") offered by Empire Fidelity Investments Life Insurance Company ("Empire Fidelity Investments Life," "we," or "us"), the life insurance company that is part of the group of financial service companies known as Fidelity Investments. The Contract is designed for individual investors who desire to accumulate capital on a tax-deferred basis for retirement or other long-term purposes.

You may purchase the Contract (1) on a non-qualified basis or (2) on a qualified basis as an individual retirement annuity ("IRA") under
Section 408(b) of the Internal Revenue Code of 1986, as amended. You may choose to receive amounts in a single payment or as a series of annuity payments, including payments guaranteed for your lifetime.

INVESTMENT OPTIONS

You may direct your money to one or more of the twenty-eight
Subaccounts of Empire Fidelity Investments Variable Annuity Account A (the "Variable Account"). You may also direct part or all of your money to a fixed-rate investment option funded through our general account (the "Guaranteed Account").

The variable Subaccounts invest in the mutual fund portfolios of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III (the "Fidelity Funds"). FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR") manages each of the Fidelity Funds.

The variable Subaccounts also invest in the portfolios of other mutual funds managed by MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC. ("MSDW INVESTMENT MANAGEMENT"), PILGRIM BAXTER & ASSOCIATES, LTD. or PILGRIM BAXTER VALUE INVESTORS, INC. ("PBHG"), STRONG CAPITAL MANAGEMENT, INC. ("STRONG"), and WARBURG PINCUS ASSET MANAGEMENT, INC. ("WARBURG PINCUS") ("Other Funds").

All mutual fund portfolios available in this prospectus are collectively known as the "Funds."

We may add additional Subaccounts and portfolios in the future. We credit interest on amounts allocated to the Fixed Account at specified interest rates that vary from time to time.

LEGAL INFORMATION

This prospectus provides information that a prospective investor should know before investing. We have filed additional information about the Contract and the Variable Account with the U.S. Securities and Exchange Commission in a Statement of Additional Information dated April 30, 1999. The Statement of Additional Information is incorporated by reference in this prospectus and is available without charge by calling Empire Fidelity Investments Life at 1-800-544-2442 or by accessing the SEC Internet website at (http://www.sec.gov). The table of contents of the Statement of Additional Information appears on page 48.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE
SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR ALL THE INVESTMENT OPTIONS AVAILABLE IN THE CONTRACT.
THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

FOR FURTHER INFORMATION CALL EMPIRE FIDELITY INVESTMENTS    LIFE

Nationally  1-800-544-2442

Date: April 3   0, 1999

PROSPECTUS CONTENTS

GLOSSARY                         2

Summary of the Contract          4

FACTS ABOUT EMPIRE FIDELITY
INVESTMENTS LIFE, THE
VARIABLE ACCOUNT, AND THE
FUNDS

Empire Fidelity Investments      15
Life

The Variable Account             15

The Funds                        15

FACTS ABOUT THE CONTRACT

Purchase of a Contract           23

Free Look Privilege              24

Investment Allocation of Your    24
Purchase Payments

Accumulation Units               25

Withdrawals                      25

Signature Guarantee              26

Charges                          26

Death Benefit                    27

Required Distributions Upon      28
Death

Annuity Date                     28

Selection of Annuity Income      28
Options

Fixed, Variable, or              28
Combination Annuity Income
Options

Types of Annuity Income          28
Options

Reports to Owners                29

The Guaranteed Account           29

MORE ABOUT THE CONTRACT

Tax Considerations               29

Other Contract Provisions        31

Selling the Contracts            31

Automatic Deduction Plan         31

Availability of Unisex           31

Dollar Cost Averaging            31

Automatic Rebalancing            32

Postponement of Payment          32

MORE ABOUT THE VARIABLE
ACCOUNT AND THE FUNDS

Changes in Investment Options    32

Total Return for a Subaccount    32

Voting Rights                    32

Resolving Material Conflicts     33

Performance                      33

Litigation                       33

Appendix A: Accumulation Units   34

Table of Contents of the         46
Statement of Additional
Information



GLOSSARY

ACCUMULATION UNIT - A unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts.

ANNUITANT - The person designated by the Contract Owner, upon whose life annuity income payments are based.

ANNUITANT'S BENEFICIARY - The person who receives the proceeds in the event of the death of the last surviving Annuitant.

ANNUITY CONTRACT OR CONTRACT - A Contract designed to provide an
Annuitant with an income, which may be a lifetime income, beginning on the Annuity Date.

ANNUITY DATE - The date when annuity income payments begin.

ANNUITY UNIT - A unit of measure used after the Annuity Date to calculate the amount of variable annuity income payments.

CASH SURRENDER VALUE - The amount payable to you upon surrender of the Contract prior to the Annuity Date during the Annuitant's lifetime.

CODE - The Internal Revenue Code of 1986, as amended.

CONTINGENT ANNUITANT - The person who becomes the Annuitant upon the death or removal of the Annuitant prior to the Annuity Date.

CONTRACT ANNIVERSARY - The same day and month as the Contract Date in each later year.

CONTRACT DATE - The date your Contract becomes effective. It will be stated in your Contract.

CONTRACT OWNER OR YOU - The person or persons who may exercise the rights and privileges under the Contract.

CONTRACT VALUE - The total amount attributable to your Contract at any time prior to the Annuity Date, representing amounts in the Subaccounts and the Guaranteed Account.

CONTRACT YEAR - A year that starts on the Contract Date or on a Contract Anniversary.

DEATH BENEFIT - Amount payable to the Annuitant's Beneficiary upon the death of the last surviving Annuitant before the Annuity Date.

GUARANTEED ACCOUNT - A fixed-rate investment option funded through Empire Fidelity Investments Life's general account. Empire Fidelity Investments Life credits interest to the amount allocated to the Guaranteed Account at a rate declared periodically in advance. The Guaranteed Account may also be referred to as the "Fixed Account."

INVESTMENT OPTIONS - The Subaccounts.

IRA - Refers generally to both an individual retirement account and an individual retirement annuity as defined in Sections 408(a) and (b), respectively, of the Code. When used to refer to a Qualified Contract described herein, it means a Contract that qualifies as an individual retirement annuity as defined in Section 408(b) of the Code.

NON-QUALIFIED CONTRACT - A Contract other than a Qualified Contract.

QUALIFIED CONTRACT - A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code.

OWNER'S BENEFICIARY - The person who receives the proceeds in the event of the death of the Owner (if no joint Owner survives) prior to the Annuity Date.

SUBACCOUNT - A division of the Variable Account, the assets of which are invested in the shares of the corresponding portfolio of the Funds available in this prospectus.

TOTAL RETURN - An index used to measure the investment performance of a Subaccount from one Valuation Period to the next.

VALUATION PERIOD - The period of time from one determination of Accumulation Unit Values and Annuity Unit Values to the next determination of such values. Such determinations are made as of the close of business (normally 4:00 p.m. Eastern Time) each day the New York Stock Exchange is open for trading.

VARIABLE ACCOUNT - Empire Fidelity Investments Variable Annuity
Account A.

THIS PAGE INTENTIONALLY LEFT BLANK

SUMMARY OF THE CONTRACT

PURPOSE

(small solid bullet) This variable annuity contract allows you, the Owner(s), to accumulate funds on a tax-deferred basis by investing in one or more variable Subaccounts.

(small solid bullet) The Contract also permits the Annuitant to receive annuity income payments commencing on the Annuity Date, a date the Owner selects. The Owner designates the Annuitant, the person upon whose life annuity payments are based. The Annuitant may be an Owner or someone else.

(small solid bullet) There is no assurance that values invested in the Subaccounts will increase. As the Contract Owner(s), you bear the investment risk with respect to those values.

(small solid bullet) The Contract also allows you to allocate funds to a fixed-rate investment option funded through our general account (the "Guaranteed Account"). The Guaranteed Account may also be referred to as the "Fixed Account." We guarantee that amounts allocated to the Guaranteed Account will earn interest at declared rates.

(small solid bullet) We designed the Contract to provide income for retirement or to meet other long-term goals. You may purchase the Contract as follows:

(1) on a NON-QUALIFIED basis; or

(2) on a QUALIFIED basis as an individual retirement annuity ("IRA") under Section 408(b) of the Code in connection with the "rollover" of contributions from other qualified plans, tax sheltered annuities, or IRAs.

NON-QUALIFIED CONTRACT

We require an initial minimum of $2,500 to purchase a Non-qualified Contract. You may also make additions to a Non-qualified Contract before annuity payments begin (the "Annuity Date"). Each addition must be at least $250 and the Annuitant must still be living. We may reduce these minimums for automatic deduction plans.

QUALIFIED CONTRACT

We require an initial minimum of $10,000 to purchase a Qualified
Contract. You may make additions to a Qualified Contract as long as each addition is at least $2,500. Some Contracts may have lower minimums.

INVESTMENT OPTIONS

You may direct your net purchase payments to the Guaranteed Account and the Subaccounts of the Variable Account. A net purchase payment is a purchase payment less any premium tax assessed by the jurisdiction in which the Contract is delivered. Also, we reserve the right to deduct a charge to recover a portion of our Federal income tax expense that is determined solely from the amount of premiums received. See INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENTS on page 26.

There are currently twenty-eight variable Subaccounts.

(small solid bullet) Five Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund. The Variable Insurance Products Fund currently offers Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.

(small solid bullet) Five Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund
II. The Variable Insurance Products Fund II currently offers Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio.

(small solid bullet) Three Subaccounts invest in shares of one of the mutual fund portfolios of Fidelity Variable Insurance Products Fund
III. The Variable Insurance Products Fund III currently offers Growth & Income Portfolio, Balanced Portfolio, and Growth Opportunities Portfolio.

(small solid bullet) The remaining Investment Options invest in shares of one of the mutual fund portfolios of Morgan Stanley Dean Witter, PBHG, Strong, or Warburg Pincus.

Empire Fidelity Investments Life credits interest on amounts allocated to the Guaranteed Account at interest rates that vary from time to time.

WITHDRAWALS

You may withdraw all or part of your Contract's Cash Surrender Value before the Annuity Date and while the Annuitant is still living. The Cash Surrender Value of your Contract is the amount payable before the deduction of taxes if you surrender your Contract.

During the first five Contract Years, we may subject the withdrawal to a contingent deferred sales charge. This charge is a maximum of 5% of the amount of purchase payments withdrawn in the first Contract Year. The contingent deferred sales charge decreases 1% per year until it disappears after five Contract Years.

However, in each of the first five Contract years you may withdraw up to 10% of your purchase payments without incurring such a charge. In certain circumstances, Fidelity Investments Life may waive the contingent deferred sales charge. See WITHDRAWAL CHARGE on page 28. The maximum partial withdrawal is one that, along with any applicable withdrawal charge, would reduce your Contract Value to $2,500. Certain withdrawals may be subject to a Federal penalty tax as well as Federal income tax. See TAX CONSIDERATIONS on page 31.

ANNUITY INCOME OPTIONS

You may select from a number of annuity income options, including annuity income payments for the life of the Annuitant, with or without a guaranteed number of payments. See TYPES OF ANNUITY INCOME OPTIONS on page 30. You may choose any of these annuity income options to be paid on (1) a FIXED basis, (2) a VARIABLE basis, or (3) a COMBINATION of both. See FIXED, VARIABLE, OR COMBINATION ANNUITY INCOME OPTIONS on page 30.

(small solid bullet) If you elect a FIXED income, your Contract's participation in the investment experience of the Variable Account will cease when the annuity income payments begin.

(small solid bullet) If you elect a VARIABLE income, annuity income payments will vary in accordance with the investment experience of the Subaccounts you select during the payout period.

(small solid bullet) If you elect a COMBINATION OF FIXED AND VARIABLE income, a portion of your income payment will be fixed, and a portion will vary in accordance with the investment performance of the selected Subaccounts.

On the Annuity Date, the Annuitant becomes the Owner of the Contract.

DEATH BENEFIT

In the event that the last surviving Annuitant dies prior to the Annuity Date, we will pay a Death Benefit to the Annuitant's Beneficiary you select. See DEATH BENEFIT on page 30. In the event that any Owner dies before the entire value of the Contract is distributed, the remaining value of the Contract must be distributed according to certain specified rules in order for the Contract to qualify as an annuity for tax purposes. See REQUIRED DISTRIBUTIONS UPON DEATH on page 31.

CHARGES

In addition to the contingent deferred sales charge, we assess the following charges.

(1) ANNUAL MAINTENANCE CHARGE. This charge is currently set at $30 per year and guaranteed not to exceed $50 per year. We deduct this charge from your Contract Value. We currently waive this annual charge if total purchase payments less any withdrawals equal at least $25,000.

(2) DAILY ADMINISTRATIVE CHARGE. We also make a daily charge
(equivalent to an effective annual rate of .05%) against the assets of each variable Subaccount for administrative expenses.

(3) MORTALITY AND EXPENSE RISK CHARGE. We assess a daily asset charge (equivalent to an effective annual rate of not more than 0.75%) for mortality and expense risks. These daily asset charges are not assessed against amounts allocated to the Guaranteed Account.

ADDITIONAL MORTALITY RISK CHARGE. We may offer the Owner the opportunity to elect a Death Benefit Rider. If the Rider is elected by the Owner, we will deduct a mortality charge once each quarter. The amount of the charge for each quarter will not exceed 0.10% of the Contract Value on the date of the quarterly charge. There will be no charges made once the Annuitant reaches their 85th birthday.

(4) PREMIUM TAXES. Our current practice is generally to deduct any applicable premium taxes from your Contract Value on the Annuity Date or upon payment of proceeds. We reserve the right to deduct premium taxes when we incur such taxes. See CHARGES on page 29.

(5) FUNDS' EXPENSES. The portfolios in the Funds pay monthly management fees and other expenses which are described in the accompanying prospectuses for the Funds.

FREE LOOK PRIVILEGE

You may return your Contract for a refund within 30 days after you receive the Contract. We will refund your Contract Value plus any amount deducted from your payment prior to allocation to the variable Subaccounts or the Guaranteed Account. See FREE LOOK PRIVILEGE on page 27.

IMPORTANT

This summary provides only an overview of the more significant aspects of the Contract. More detailed information is provided in the subsequent sections of this prospectus and in your Contract. The
Contract together with its attached application constitutes the entire agreement between you and us and should be retained.

Following are the various investment options available to you under the Contract.

RETIREMENT RESERVES

Guaranteed Account   Company                     Variable Account

Guaranteed Interest  Fidelity                    Asset Manager Portfolio

                                                 Money Market Portfolio

                                                 Investment Grade Bond Portfolio

                                                 Equity-Income Portfolio

                                                 Growth Portfolio

                                                 High Income Portfolio

                                                 Overseas Portfolio

                                                 Index 500 Portfolio

                                                 Asset Manager: Growth Portfolio

                                                 Contrafund Portfolio

                                                 Growth Opportunities Portfolio

                                                 Balanced Portfolio

                                                 Growth & Income Portfolio

                     MSDW Investment Management  Emerging Markets Debt Portfolio
                                                 Emerging Markets Equity
                                                 Portfolio

                                                 Global Equity Portfolio

                                                 International Magnum Portfolio

                     PBHG                        Select 20 Portfolio

                                                 Growth II Portfolio

                                                 Large Cap Value Portfolio

                                                 Small Cap Value Portfolio

                                                 Technology & Communications
                                                 Portfolio

                     Strong                      Discovery Fund II Portfolio

                                                 Mid Cap Growth Fund II
                                                 Portfolio

                                                 Opportunity Fund II Portfolio

                     Warburg Pincus              International Equity Portfolio

                                                 Post-Venture Capital Portfolio

                                                 Small Company Growth Portfolio


FEE TABLE

This information may assist you in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. It reflects expenses of the Separate Account as well as the Portfolios. The tables below do not reflect any deductions for premium taxes or Federal income tax expenses that are determined solely from the amount of premiums received. We currently deduct any applicable premium taxes from your Contract Value on the Annuity Date or when proceeds are paid. We do not currently deduct any Federal income tax expense. See CHARGES on page 28 of the prospectus for additional information.

CONTRACT OWNER EXPENSES
(as a percentage of purchase
payments)

Sales Charge Imposed on          0.00%
Purchases

Maximum Contingent Deferred      5.00%
Sales ChargeA

Surrender Charge                 0.00%

Exchange Fee                     0.00%

Annual Maintenance ChargeB      $ 30.00

Separate Account Annual
Expenses (as a percentage of
average account value)

Separate Account Annual
Expenses (as a percentage of
average account value)

Mortality and Expense Risk       0.75%
Charge

Account Fees and Expenses:

Administrative Charge            0.05%

Total Separate Account Annual    0.80%
Expenses


A THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE DECREASES 1% EACH YEAR SO THERE IS NO CHARGE AFTER 5 YEARS. EACH YEAR YOU MAY WITHDRAW UP TO 10% OF THE TOTAL PURCHASE PAYMENTS WITHOUT A CONTINGENT DEFERRED SALES CHARGE. THE CONTINGENT DEFERRED SALES CHARGE IS BASED SOLELY ON THE CONTRACT YEAR - ADDITIONAL PURCHASE PAYMENTS DO NOT CAUSE THE CONTINGENT DEFERRED SALES CHARGE PERCENTAGES TO START OVER.

B THE ANNUAL MAINTENANCE CHARGE IS A SINGLE $30 CHARGE ON A CONTRACT. WE DEDUCT THIS CHARGE PROPORTIONALLY FROM THE INVESTMENT OPTIONS IN USE AT THE TIME OF THE CHARGE. THE ANNUAL MAINTENANCE CHARGE IS CURRENTLY WAIVED FOR CONTRACTS WITH AT LEAST $25,000 OF ACCUMULATED PURCHASE PAYMENTS LESS ANY WITHDRAWALS. IN THE EXAMPLES, THE ANNUAL MAINTENANCE CHARGE IS APPROXIMATED AS A 0.01% ANNUAL ASSET CHARGE BASED ON THE EXPERIENCE OF THE CONTRACTS.

PORTFOLIO ANNUAL EXPENSES
(as a percentage of Portfolio average net assets)

                              Management Fees  Other Expenses  Total Annual Expenses (after reimbursement)

FIDELITYA

Asset Manager                  0.54%            0.09%           0.63%

Money Market                   0.20%            0.10%           0.30%

Investment Grade Bond          0.43%            0.14%           0.57%

High Income                    0.58%            0.12%           0.70%

Equity-Income                  0.49%            0.08%           0.57%

Index 500                      0.24%            0.04%           0.28%B

Growth                         0.59%            0.07%           0.66%

Overseas                       0.74%            0.15%           0.89%

Asset Manager: Growth          0.59%            0.13%           0.72%

Contrafund                     0.59%            0.07%           0.66%

Growth Opportunities           0.59%            0.11%           0.70%

Balanced                       0.44%            0.14%           0.58%

Growth & Income                0.49%            0.11%           0.60%

MSDW INVESTMENT MANAGEMENT

Emerging Markets Debt          0.27%            1.25%           1.52%C

Emerging Markets Equity        0.00%            1.95%           1.95%C

Global Equity                  0.32%            0.83%           1.15%C

International Magnum           0.15%            1.00%           1.15%C

PBHG

Select 20                      0.84%            0.36%           1.20%D

Growth II                      0.51%            0.69%           1.20%D

Large Cap Value                0.18%            0.82%           1.00%D

Small Cap Value                0.74%            0.46%           1.20%D

Technology & Communications    0.49%            0.71%           1.20%D

STRONG

Discovery Fund II              1.00%            0.18%           1.18%

Growth Fund II*                1.00%            0.20%           1.20%E

Opportunity Fund II            1.00%            0.16%           1.16%

WARBURG PINCUS

International Equity           1.00%            0.33%           1.33%F

Post-Venture Capital           1.08%            0.32%           1.40%F

Small Company Growth           0.90%            0.24%           1.14%F


A A PORTION OF THE BROKERAGE COMMISSIONS THAT CERTAIN FUNDS PAY WAS USED TO REDUCE FUND EXPENSES. IN ADDITION, CERTAIN FUNDS, OR FMR ON BEHALF OF CERTAIN FUNDS, HAVE ENTERED INTO ARRANGEMENTS WITH THEIR CUSTODIAN WHEREBY CREDITS REALIZED AS A RESULT OF UNINVESTED CASH BALANCES WERE USED TO REDUCE CUSTODIAN EXPENSES. WITHOUT THESE REDUCTIONS, THE TOTAL OPERATING EXPENSES PRESENTED IN THE TABLE WOULD HAVE BEEN .58% FOR EQUITY-INCOME PORTFOLIO, .68% FOR GROWTH PORTFOLIO,
 .91% FOR OVERSEAS PORTFOLIO, .64% FOR ASSET MANAGER PORTFOLIO, .70% FOR CONTRAFUND PORTFOLIO, .73% FOR ASSET MANAGER: GROWTH PORTFOLIO,
 .71% FOR GROWTH OPPORTUNITIES PORTFOLIO, .59% FOR BALANCED PORTFOLIO, AND .61% FOR GROWTH AND INCOME PORTFOLIO.

B FMR AGREED TO REIMBURSE A PORTION OF INDEX 500 PORTFOLIO'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S MANAGEMENT FEE, OTHER EXPENSES, AND TOTAL EXPENSES WOULD HAVE BEEN .24%, .11% AND
 .35%, RESPECTIVELY.

C MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC., WITH RESPECT TO THE PORTFOLIOS, HAS VOLUNTARILY AGREED TO WAIVE RECEIPT OF ITS MANAGEMENT FEES AND AGREED TO REIMBURSE CERTAIN EXPENSES OF THE PORTFOLIO, IF NECESSARY. MSDW INVESTMENT MANAGEMENT MAY TERMINATE THIS VOLUNTARY WAIVER AND REIMBURSEMENT AT ANY TIME AT ITS SOLE DISCRETION. WITHOUT WAIVERS AND REIMBURSEMENTS, "MANAGEMENT FEES," "OTHER EXPENSES" AND "TOTAL ANNUAL EXPENSES," RESPECTIVELY, WOULD BE AS
FOLLOWS: EMERGING MARKETS DEBT PORTFOLIO (0.80%, 1.25%, 2.05%); EMERGING MARKETS EQUITY PORTFOLIO (1.25%, 2.20%, 3.45%); GLOBAL EQUITY PORTFOLIO (0.80%, 0.83%, 1.63%); INTERNATIONAL MAGNUM PORTFOLIO (0.80%, 1.00%, 1.80%).

D PILGRIM BAXTER & ASSOCIATES, LTD. (THE "ADVISER") HAS VOLUNTARILY AGREED TO WAIVE OR LIMIT ITS ADVISORY FEES OR ASSUME OTHER EXPENSES IN AN AMOUNT THAT OPERATES TO LIMIT TOTAL OPERATING EXPENSES OF THE PORTFOLIOS TO NOT MORE THAN 1.20% OF THE AVERAGE DAILY NET ASSETS OF THE GROWTH II, SMALL CAP VALUE, TECHNOLOGY & COMMUNICATIONS AND SELECT 20 PORTFOLIOS AND TO NOT MORE THAN 1.00% OF THE AVERAGE DAILY NET ASSETS OF THE LARGE CAP VALUE PORTFOLIO, THROUGH DECEMBER 31, 1999. TOTAL OPERATING EXPENSES INCLUDE, BUT ARE NOT LIMITED TO, EXPENSES SUCH AS INVESTMENT ADVISORY FEES, TRANSFER AGENT FEES AND LEGAL FEES. SUCH WAIVERS OF ADVISORY FEES AND POSSIBLE ASSUMPTIONS OF OTHER EXPENSES BY THE ADVISER IS SUBJECT TO A POSSIBLE REIMBURSEMENT BY THE PORTFOLIOS IN FUTURE YEARS IF SUCH REIMBURSEMENT CAN BE ACHIEVED WITHIN FOREGOING ANNUAL EXPENSE LIMITS. SUCH FEE WAIVER/EXPENSE REIMBURSEMENT ARRANGEMENTS MAY BE MODIFIED OR TERMINATED AT ANY TIME AFTER DECEMBER 31, 1999. ABSENT SUCH FEE WAIVERS/EXPENSE REIMBURSEMENTS THE ADVISORY FEES AND ESTIMATED TOTAL OPERATING EXPENSES FOR THE GROWTH II, SMALL CAP VALUE, LARGE CAP VALUE, TECHNOLOGY & COMMUNICATIONS AND SELECT 20 PORTFOLIOS WOULD BE 0.85% AND 1.54%; 1.00% AND 1.46%; 0.65% AND 1.47%; 0.85% AND 1.56%; AND
0.85% AND 1.21%, RESPECTIVELY.

E STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISER, HAS VOLUNTARILY AGREED TO CAP THE FUND'S TOTAL OPERATING EXPENSES AT 1.20%. THE ADVISER HAS NO CURRENT INTENTION TO, BUT MAY IN THE FUTURE, DISCONTINUE OR MODIFY ANY WAIVER OF FEES OR ABSORPTION OF EXPENSES AT ITS DISCRETION WITH APPROPRIATE NOTIFICATION TO ITS SHAREHOLDERS. MANAGEMENT FEES, OTHER EXPENSES, AND TOTAL ANNUAL EXPENSES FOR DISCOVERY II, OPPORTUNITY II, AND GROWTH FUND II ARE CALCULATED ON AN ANNUALIZED BASIS FROM THE BEGINNING OF THE FISCAL YEAR THROUGH THE CURRENT QUARTER END. THE ADVISOR FOR THE GROWTH FUND II PORTFOLIO IS ABSORBING EXPENSES OF 0.35%. WITHOUT THESE ABSORPTIONS THE EXPENSE RATIO WOULD HAVE BEEN 1.55%. *GROWTH FUND II IS CURRENTLY CALLED MID CAP GROWTH FUND II.

F MANAGEMENT FEES, OTHER EXPENSES AND TOTAL ANNUAL EXPENSES FOR THE INTERNATIONAL EQUITY, POST-VENTURE CAPITAL AND SMALL COMPANY GROWTH PORTFOLIOS ARE BASED ON ACTUAL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, NET ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS. WITHOUT SUCH WAIVERS OR REIMBURSEMENTS, MANAGEMENT FEES WOULD HAVE EQUALED 1.00%, 1.25% AND 0.90%; OTHER EXPENSES WOULD HAVE EQUALLED 0.33%, 0.45% AND 0.24%; AND TOTAL ANNUAL EXPENSES WOULD HAVE EQUALLED 1.33%, 1.70% AND 1.14% FOR THE INTERNATIONAL EQUITY, POST-VENTURE CAPITAL AND SMALL COMPANY GROWTH PORTFOLIOS, RESPECTIVELY. FEE WAIVERS AND EXPENSE REIMBURSEMENTS OR CREDITS MAY BE DISCONTINUED AT ANY TIME.

EXAMPLES

If you assume that Contract Owner expenses are as shown above, and that each Portfolio's annual return is 5% annually and its operating expenses are just as described above, then for every $1,000 of purchase payments, here's how much you would have paid in total expenses if you surrendered your Contract after the number of years indicated, or if you annuitized your Contract during the first year.

                              One Year  Three Years  Five Years  Ten Years

FIDELITY

Asset Manager                  $ 61      $ 76         $ 89        $ 172

Money Market                    58        65           71          135

Investment Grade Bond           61        74           86          166

High Income                     62        78           92          180

Equity-Income                   61        74           86          166

Growth                          62        76           90          176

Overseas                        64        84           102         201

Index 500                       58        65           70          133

Asset Manager: Growth           62        78           93          182

Contrafund                      62        76           90          176

Growth Opportunities            62        78           92          180

Balanced                        61        74           86          167

Growth & Income                 61        75           87          169

MSDW INVESTMENT MANAGEMENT

Emerging Markets Debt           70        102          135         267

Emerging Markets Equity         74        115          156         309

Global Equity                   66        91           116         229

International Magnum            66        91           116         229

PBHG

Growth II                       67        93           118         234

Large Cap Value                 65        87           108         213

Select 20                       67        93           118         234

Small Cap Value                 67        93           118         234

Technology & Communications     67        93           118         234

STRONG

Discovery Fund II               67        92           117         232

Growth Fund II*                 67        93           118         234

Opportunity Fund II             67        92           116         230

WARBURG PINCUS

International Equity            68        97           125         247

Post-Venture Capital            69        99           128         254

Small Company Growth            66        91           115         227

* CURRENTLY CALLED MID CAP GROWTH FUND II.

If you do not surrender your Contract or if you annuitize after the first Contract year, here is what your total expenses would be on a $1,000 investment, assuming a 5% annual return on your assets.

                              One Year  Three Years  Five Years  Ten Years

FIDELITY

Asset Manager                  $ 15      $ 46         $ 79        $ 172

Money Market                    11        35           61          135

Investment Grade Bond           14        44           76          166

High Income                     15        48           82          180

Equity-Income                   14        44           76          166

Growth                          15        46           80          176

Overseas                        17        54           92          201

Index 500                       11        35           60          133

Asset Manager: Growth           16        48           83          182

Contrafund                      15        46           80          176

Growth Opportunities            15        48           82          180

Balanced                        14        44           76          167

Growth & Income                 14        45           77          169

MSDW INVESTMENT MANAGEMENT

Emerging Markets Debt           24        73           125         267

Emerging Markets Equity         28        86           146         309

Global Equity                   20        62           106         229

International Magnum            20        62           106         229

PBHG

Growth II                       20        63           108         234

Large Cap Value                 18        57           98          213

Select 20                       20        63           108         234

Small Cap Value                 20        63           108         234

Technology & Communications     20        63           108         234

STRONG

Discovery Fund II               20        62           107         232

Growth Fund II*                 20        63           108         234

Opportunity Fund II             20        62           106         230

WARBURG PINCUS

International Equity            22        67           115         247

Post-Venture Capital            22        69           118         254

Small Company Growth            20        61           105         227

* CURRENTLY CALLED MID CAP GROWTH FUND II.

(small solid bullet) The above figures illustrate the combined effect of all current charges. The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

(small solid bullet) The Other Funds' annual expenses and these examples are based on data provided by the Other Funds. The company has no reason to doubt the accuracy or completeness of that data, but the company has not verified the Other Funds' figures. In preparing the Other Funds' expense table and examples above, the company has relied on the figures provided by the Other Funds.

FACTS ABOUT EMPIRE FIDELITY INVESTMENTS LIFE,
THE VARIABLE ACCOUNT, AND THE FUNDS

EMPIRE FIDELITY INVESTMENTS LIFE

Empire Fidelity Investments Life is a stock life insurance company that was organized under the laws of the State of New York on May 1, 1991, and commenced operations on June 1, 1992. Empire Fidelity Investments Life is part of Fidelity Investments, a group of companies that provides investment management and other financial services. Empire Fidelity Investments Life is a wholly-owned subsidiary of Fidelity Investments Life Insurance Company. Fidelity Investments Life Insurance Company is a wholly-owned subsidiary of FMR Corp., the parent company of the Fidelity companies. Edward C. Johnson 3d, the Johnson family members, and various key employees of FMR Corp. own the voting common stock of FMR Corp.

THE VARIABLE ACCOUNT

The Empire Fidelity Investments Variable Annuity Account A is a separate investment account of Empire Fidelity Investments Life established pursuant to New York law on July 15, 1991. The Variable Account commenced operations on June 3, 1992. It is used to support the variable annuity contracts described herein, and for other purposes permitted by law. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

We are the legal owner of the assets in the Variable Account. As required by law, however, the assets of the Variable Account are kept separate from our general account assets and from any other separate accounts we may have, and may not be charged with liabilities from any other business we conduct. The assets in the Variable Account will always be at least equal to the reserves and other liabilities of the Variable Account. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Contracts.

There are currently twenty-eight Subaccounts in the Variable Account. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund. Five Subaccounts invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund II. Three portfolios invest exclusively in shares of a specific portfolio of Fidelity Variable Insurance Products Fund III. There are currently 15 other investment options offered by four different mutual fund investment Advisers.

THE FUNDS

FIDELITY:

The Fidelity Funds are Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III. Each is an open-ended, diversified management investment company organized by Fidelity Management & Research Company. Each is the type of investment company commonly known as a series mutual fund.

The investment objectives of the Funds are described below. There is, of course, no assurance that any portfolio will meet its investment objective.

VARIABLE INSURANCE PRODUCTS FUND

VIP MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE. Money Market Portfolio seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing in U.S. dollar-denominated money market securities, including U.S. Government securities and repurchase agreements, and entering into reverse repurchase agreements.

(small solid bullet) Investing more than 25% of total assets in the financial services industry.

(small solid bullet) Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

INVESTOR PROFILE. The fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

VIP HIGH INCOME PORTFOLIO

INVESTMENT OBJECTIVE. High Income Portfolio seeks a high level of current income. Growth of capital may also be considered.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing at least 65% of total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

(small solid bullet) Potentially investing in non-income producing securities, including defaulted securities and common stocks.

(small solid bullet) Investing in companies in troubled or uncertain financial condition.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

INVESTOR PROFILE. The fund is for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.

VIP EQUITY-INCOME PORTFOLIO

INVESTMENT OBJECTIVE. Equity-Income Portfolio seeks reasonable income. The fund will consider the potential for capital appreciation. The fund seeks a yield for its shareholders that exceeds the yield on the securities comprising the S&P 500.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing at least 65% of total assets in income-producing equity securities, which tends to lead to investments in large cap "value" stocks.

(small solid bullet) Potentially investing in other types of equity securities and debt securities, including lower-quality debt securities.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

INVESTOR PROFILE. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want some income from equity and bond securities, but also want to be invested in the stock market for its long-term growth potential.

VIP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE. Growth Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in companies that it believes have above-average growth potential, measured by factors such as earnings or revenue (stocks of these companies are often called "growth stocks").

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

INVESTOR PROFILE. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns. The fund is designed for those who want to pursue growth potential, and who understand that this strategy often leads to investments in smaller, less well-known companies with higher than average price/earnings ratios. The fund invests for growth and does not pursue an income strategy.

VIP OVERSEAS PORTFOLIO

INVESTMENT OBJECTIVE. Overseas Portfolio seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing at least 65% of total assets in foreign securities.

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole.

(small solid bullet) Using fundamental analysis of each issuer's financial condition, industry position, and market and economic conditions to select investments.

INVESTOR PROFILE AND RISK:

(small solid bullet) Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States. The fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world.

(small solid bullet) It is important to note that investments in foreign securities involve risks in addition to those of U.S. investments. In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests.

VARIABLE INSURANCE PRODUCTS FUND II

VIP II ASSET MANAGER PORTFOLIO

INVESTMENT OBJECTIVE. Asset Manager Portfolio seeks high total return with reduced risk over the long term by allocating its assets among stocks, bonds, and short-term instruments.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 50% of assets in stocks, 40% of assets in bonds, and 10% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (30% - 70%), bond class (20% - 60%), and short-term/money market class (0% - 50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

INVESTOR PROFILE. The fund may be appropriate for investors who want to diversify among stocks, bonds, short-term instruments, and other types of securities. The fund's assets may also be invested in other instruments that do not fall within these classes.

VIP II INVESTMENT GRADE BOND PORTFOLIO

INVESTMENT OBJECTIVE. Investment Grade Bond Portfolio seeks a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing in U.S. dollar-denominated investment-grade bonds.

(small solid bullet) Managing the fund to have similar overall interest rate risk to the Lehman Brothers Aggregate Bond Index.

(small solid bullet) Allocating assets across different market sectors and maturities.

(small solid bullet) Analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer in selecting investments.

INVESTOR PROFILE. The fund may be appropriate for investors who want the potential for high current income from a portfolio of investment-grade debt securities. The fund's level of risk and potential reward depend on the quality and maturity of its investments, and has overall interest rate risk similar to the index.

VIP II INDEX 500 PORTFOLIO

INVESTMENT OBJECTIVE. Index 500 Portfolio seeks investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P 500, while keeping transaction costs and other expenses low.

PRINCIPAL INVESTMENT STRATEGIES:

Bankers Trust Company's ("BT," a New York banking corporation serving as sub-adviser and custodian for VIP II Index 500) principal investment strategies include:

(small solid bullet) Investing at least 80% of assets in common stocks included in the S&P 500.

(small solid bullet) Lending securities to earn income for the fund.

(small solid bullet) Because the fund seeks to track, rather than beat, the performance of the S&P 500, it is not managed in the same manner as other funds. The fund is managed by FMR, which handles its business affairs. BT, Index 500 Portfolio's sub-adviser, chooses the fund's investments. FMR supervises the sub-adviser and, in conjunction with the Board of Trustees, reviews the sub-adviser's performance of its duties. BT also acts as Index 500 Portfolio's custodian.

INVESTOR PROFILE. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns in relation to the S&P 500.

VIP II ASSET MANAGER: GROWTH PORTFOLIO

INVESTMENT OBJECTIVE. Asset Manager: Growth Portfolio seeks to maximize total return over the long term by allocating its assets among stocks, bonds, short-term instruments, and other investments.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Allocating the fund's assets among stocks, bonds, and short-term and money market instruments.

(small solid bullet) Maintaining a neutral mix over time of 70% of assets in stocks, 25% of assets in bonds, and 5% of assets in short-term and money market instruments.

(small solid bullet) Adjusting allocation among asset classes gradually within the following ranges: stock class (50% - 100%), bond class (0% - 50%), and short-term/money market class (0% - 50%).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Analyzing an issuer using fundamental and/or quantitative factors and evaluating each security's current price relative to estimated long-term value in selecting investments.

INVESTOR PROFILE. The fund may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, short-term instruments, and other types of securities. The fund, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. The value of each fund's investments and the income they generate will vary.

VIP II CONTRAFUND PORTFOLIO

INVESTMENT OBJECTIVE. Contrafund Portfolio seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Investing in securities of companies whose value it believes is not fully recognized by the public.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position, and market and economic conditions to select investments.

INVESTOR PROFILE. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially above-average long-term returns.

VARIABLE INSURANCE PRODUCTS FUND III

VIP III GROWTH & INCOME PORTFOLIO

INVESTMENT OBJECTIVE. Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing a majority of assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation.

(small solid bullet) Potentially investing in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position, and market and economic conditions to select investments.

INVESTOR PROFILE. The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.

VIP III GROWTH OPPORTUNITIES PORTFOLIO

INVESTMENT OBJECTIVE. Growth Opportunities Portfolio seeks to provide capital growth.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing primarily in common stocks.

(small solid bullet) Potentially investing in other types of securities, including bonds which may be lower-quality debt securities. These securities can be more volatile due to increased sensitivity to interest rate increases and adverse issuer, political, regulatory, market or economic developments.

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) Investing in either "growth" stocks or "value" stocks or both. The value of the fund's investments will vary and can decline in response to adverse issuer, political, regulatory, market or economic developments.

(small solid bullet) Using fundamental analysis of each issuer's financial condition and industry position, and market and economic conditions to select investments.

INVESTOR PROFILE. The fund may be appropriate for investors seeking growth of capital. The investment philosophy is not constrained by any particular investment style. The fund's assets may be invested in securities of foreign issuers in addition to securities of domestic issuers.

VIP III BALANCED PORTFOLIO

INVESTMENT OBJECTIVE. Balanced Portfolio seeks both income and growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

(small solid bullet) Investing approximately 60% of assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities when its outlook is neutral.

(small solid bullet) Investing at least 25% of total assets in fixed-income senior securities (including debt securities and preferred stock).

(small solid bullet) Investing in domestic and foreign issuers.

(small solid bullet) With respect to equity investments, emphasizing above-average income-producing equity securities, which tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics.

(small solid bullet) Analyzing a security's issuer using fundamental factors and evaluating each security's current price relative to estimated long-term value in selecting investments. The value of the fund's investments will vary from day to day, and can decline in response to interest rate increases, adverse issuer, political, regulatory, or economic developments.

INVESTOR PROFILE. The fund may be appropriate for investors who seek a balance between stocks and bonds. The fund may invest its assets in securities of foreign issuers in addition to domestic issuers.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

EMERGING MARKETS DEBT PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks high total return by investing primarily in Fixed Income Securities of government and government-related issuers and, to a lesser extent, of corporate issuers located in emerging market countries.

(small solid bullet) APPROACH. MSDW Investment Management seeks high total return by investing in a portfolio of emerging market debt that offers low correlation to many other asset classes. Using macroeconomic and fundamental analysis, MSDW Investment Management seeks to identify developing countries that are undervalued and have attractive or improving fundamentals. After the country allocation is determined, the sector and security selection is made within each country.

(small solid bullet) PROCESS. MSDW Investment Management's global allocation team analyzes the global economic environment and its impact on emerging markets. MSDW Investment Management focuses on investing in countries that show signs of positive fundamental change. This analysis considers macroeconomic factors, such as GDP growth, inflation, monetary policy, fiscal policy and interest rates and sociopolitical factors such as political risk, leadership, social stability, and commitment to reform. In selecting securities, MSDW Investment Management first examines yield curves with respect to a country and then considers instrument-specific criteria, including:
(1) spread duration; (2) real interest rates; and (3) liquidity. The Portfolio's holdings may range in maturity from overnight to 30 years or more and will not be subject to any minimum credit rating standard. MSDW Investment Management may, when or if available, use hedging strategies, including the use of derivatives to protect the Portfolio from overvalued currencies or to take advantage of undervalued currencies.

EMERGING MARKETS EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers in emerging market countries.

(small solid bullet) APPROACH. MSDW Investment Management seeks to maximize returns by investing primarily in growth-oriented equity securities in undervalued emerging markets and, from time to time, in fixed income securities. MSDW Investment Management's investment approach combines top-down country allocation with bottom-up stock selection. Investment selection criteria include attractive growth characteristics, reasonable valuations and managements that focus on shareholder value.

(small solid bullet) PROCESS. MSDW Investment Management's global allocation team analyzes the global economic environment, particularly its impact on emerging markets and allocates the Portfolio's assets among emerging markets based on relative economic, political, and social fundamentals, stock valuations and investor sentiment. MSDW Investment Management invests within countries based on the work of country specialists who conduct extensive fundamental analysis of issuers within these markets and seek to identify issuers with strong earnings growth prospects. To manage risk, MSDW Investment Management emphasizes thorough macroeconomic and fundamental research.

GLOBAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of issuers throughout the world, including U.S. issuers.

(small solid bullet) APPROACH. MSDW Investment Management seeks to maintain a diversified portfolio of global equity securities based on individual stock selection. MSDW Investment Management emphasizes a bottom-up approach to investing that seeks to identify securities of undervalued issuers. The investment process is value driven and considers value criteria with an emphasis on cash flow and the intrinsic value of company assets. Securities which appear undervalued according to these criteria are then subjected to in-depth fundamental analysis. MSDW Investment Management conducts a thorough investigation of the issuer's balance sheet, cash flow and income statement and assesses the company's business franchise, including product, competitiveness, market positioning, and industry structure. Meetings with senior company management are integral to the investment process.

(small solid bullet) PROCESS. MSDW Investment Management selects securities for investment from a universe of eligible issuers consisting of approximately 3,200 companies in the Morgan Stanley Capital International (MSCI) World Index. MSDW Investment Management expects to invest at least 20% of the Portfolio's total assets in the common stocks of U.S. issuers.

INTERNATIONAL MAGNUM PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks long-term capital appreciation by investing primarily in Equity Securities of non-U.S. issuers domiciled in EAFE countries.

(small solid bullet) APPROACH. MSDW Investment Management seeks to achieve superior long-term returns by creating a diversified portfolio of undervalued international equity securities. To achieve this goal, MSDW Investment Management uses a combination of strategic geographic asset allocation and fundamental, value oriented stock selection.

(small solid bullet) PROCESS. The Portfolio is managed using a two-part process combining the expertise of investment teams based in New York, London, Tokyo, and Singapore. The New York-based portfolio management team decides upon the appropriate allocation of the Portfolio's assets among Europe, Japan and developed Asia, including Australia and New Zealand. Regional allocation decisions are based on variety of factors, including relative valuations, earnings expectations, macroeconomic factors, as well as input from the regional stock selection teams from the MSDW Investment Management's Asset Allocation Committee, which is made up of several of the MSDW Investment Management's most senior investment officers. Once the allocations to Europe, Asia, and Japan have been determined, three overseas investment teams in London (for European stocks), Tokyo (for Japanese stocks) and Singapore (for Asian stocks) decide which stocks to purchase for their respective geographic regions. The regional portfolio management teams look for stocks that they believe to be undervalued by the market. The regional specialists analyze each company's management before a stock is purchased for the Portfolio. The Portfolio invests primarily in countries comprising the MSCI Europe, Australiasia, Far East (EAFE) Index (the "EAFE Index"). EAFE countries include Japan, most nations in Western Europe, and the more developed nations of Asia, such as Australia, New Zealand, Hong Kong, and Singapore. However, the Portfolio also may invest up to 5% of its assets in countries not included in the EAFE Index.

PBHG

SELECT 20 PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Select 20 Portfolio, a non-diversified
Portfolio, seeks long-term growth of capital.

(small solid bullet) Under normal market conditions, the Portfolio will invest at least 65% of its total assets in growth securities of a limited number (i.e., no more than 20 stocks) of large capitalization companies that, in Pilgrim Baxter & Associates, Ltd.'s (the "Adviser") opinion, have strong earnings growth and capital appreciation potential. These companies will generally have market capitalization in excess of $1 billion.

(small solid bullet) The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as warrants and rights to purchase common stocks, and convertible securities.

(small solid bullet) The Portfolio is non-diversified, which means its performance is dependent upon the securities of a smaller number of companies. As a result, the impact of a single change in value
(positive or negative) of a single holding may be magnified.

GROWTH II PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks capital appreciation.

(small solid bullet) Under normal market conditions, the Portfolio will invest at least 65% of its total assets in growth securities of small and medium sized companies that, in the Adviser's opinion, have strong earnings growth and capital appreciation potential. These companies will generally have market capitalizations or annual revenues between $500 million and $10 billion.

(small solid bullet) The growth securities in the Portfolio are primarily common stocks, but may also include other equity securities such as warrants and rights to purchase common stocks, and convertible securities.

(small solid bullet) The Portfolio emphasizes small and medium sized growth companies, so it may be more volatile than the stock market in general, as measured by the S&P 500.

LARGE CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks long-term growth of capital and income. Current income is a secondary objective.

(small solid bullet) Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of large capitalization companies that, in the opinion of the Adviser and Pilgrim Baxter Value Investors, Inc. (the "Sub-Adviser"), are currently underpriced using certain financial measurements, such as their price-to-earnings ratios.

(small solid bullet) The value securities in the Portfolio are primarily common stocks that, in the opinion of the Adviser and the Sub-Adviser, are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, but may also include other equity securities such as warrants and rights to purchase common stocks and convertible securities.

SMALL CAP VALUE PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk.

(small solid bullet) Under normal market conditions, the Portfolio will invest at least 65% of its total assets in value securities of companies whose market capitalizations are within the range of the Russell 2000 index.

(small solid bullet) The value securities in the Portfolio are primarily common stocks that, in the opinion of the Adviser and the Sub-Adviser, are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, but may also include other equity securities such as warrants and rights to purchase common stocks and convertible securities.

(small solid bullet) The Portfolio's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Portfolio generally has lower price-to-earnings ratios than the Russell 2000.

(small solid bullet) The Portfolio emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.

(small solid bullet) Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies that rely extensively on technology or communications in their product development or operations, are expected to benefit from technological advances and improvements, or may be experiencing exceptional growth in sales and earnings driven by technology- or communication-related products and services.

These companies may be in different industries, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental.

(small solid bullet) The Portfolio offers investors significant growth potential because it invests in companies that may be responsible for breakthrough products or technologies or are positioned to take advantage of cutting-edge developments.

(small solid bullet) The Portfolio's holdings may range from small companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing and marketing scientific advances.

(small solid bullet) Securities of technology companies are strongly affected by worldwide scientific and technological developments and governmental policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology issues.

STRONG

DISCOVERY FUND II

OBJECTIVE AND STRATEGY

(small solid bullet) Discovery Fund II seeks capital growth.

(small solid bullet) The Fund invests in securities that the Adviser believes represent attractive growth opportunities.

(small solid bullet) The Fund normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the Adviser believes has the potential for capital appreciation.

(small solid bullet) The Fund may invest up to 100% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

(small solid bullet) The Fund may also invest up to 100% of its assets in debt obligations, including intermediate-to-long term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment-grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.

(small solid bullet) When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.

(small solid bullet) The Fund may also invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depository receipts.

(small solid bullet) The Adviser attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in early stages of development, or they may be mature organizations.

MID CAP GROWTH FUND II (FORMERLY GROWTH FUND II)

OBJECTIVE AND STRATEGY

(small solid bullet) Mid Cap Growth Fund II seeks capital growth through investments in mid-sized companies.

(small solid bullet) The Fund invests primarily in equity securities that the Adviser believes have above-average growth prospects.

(small solid bullet) Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

(small solid bullet) While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Adviser perceives that they are more attractive than stocks on a long-term basis.

(small solid bullet) The Fund may invest up to 35% of its total assets in debt obligations, including intermediate-to-long term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.

(small solid bullet) When the Adviser determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed-income securities.

(small solid bullet) The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts.

(small solid bullet) The Fund generally will invest in mid-sized companies whose earnings are believed to be in a relatively strong growth trend, and, to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued.

(small solid bullet) In identifying companies with favorable growth prospects, the Adviser ordinarily looks to certain characteristics, such as (a) prospects for above-average sales and earnings growth; (b) high return on invested capital; (c) overall financial strength, including sound financial and accounting policies and a strong balance sheet; (d) competitive advantages, including innovative products and services; (e) effective research, product development and marketing; and (f) stable, capable management.

OPPORTUNITY FUND II

OBJECTIVE AND STRATEGY

(small solid bullet) Opportunity Fund II seeks capital growth.

(small solid bullet) The Fund invests primarily in equity securities and currently emphasizes investments in medium-sized companies the Adviser believes are under-researched and attractively valued.

(small solid bullet) The Fund will invest at least 70% of its total assets in equity securities, including (a) common stocks, (b) preferred stocks, and (c) securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.

(small solid bullet) Under normal market conditions, the Fund expects to be fully invested in equities.

(small solid bullet) The Fund may, however, invest up to 30% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations.

(small solid bullet) When the Adviser determines that market conditions warrant a temporary defensive position, it may use that allowance to invest up to 30% of its net assets in cash and short-term fixed-income securities.

(small solid bullet) The Fund may invest up to 25% of its assets in foreign securities, including both direct investments and investments made through depository receipts.

(small solid bullet) In selecting its equity investments, the Adviser seeks to identify attractive investment opportunities that have not become widely recognized by other stock analysts or the financial press. Through first-hand research that often includes on-site visits with the leaders of companies, the Adviser looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices. In many cases, companies in the small- and medium-capitalization markets are under-followed and, as a result, less efficiently priced than their larger, better known counterparts.

(small solid bullet) The Fund's investments are therefore likely to consist, in part, of securities in small- and medium-sized companies. Many of these companies may have successfully emerged from the start-up phase and have potential for future growth. Because of their longer track records and more seasoned management, they generally pose less investment uncertainty than do the smallest companies. In general, smaller-capitalization companies often involve greater risks than investments in established companies.

WARBURG PINCUS

INTERNATIONAL EQUITY PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks long-term capital appreciation.

(small solid bullet) The Portfolio pursues its investment objective by investing in equity securities of companies located or conducting business outside the United States.

(small solid bullet) The Portfolio will ordinarily invest substantially all of its assets in common stocks, warrants and securities convertible into or exchangeable for common stocks, and will generally invest in at least three countries other than the United States.

(small solid bullet) The Portfolio intends to be widely diversified across securities of many corporations located in a number of foreign countries, but from time to time may invest a significant portion of its assets in a single country.

(small solid bullet) Although the Portfolio emphasizes developed countries, it may also invest in emerging markets.

(small solid bullet) In choosing equity securities, the Portfolio managers look for companies of any size whose securities appear to be discounted relative to earnings, assets, or projected growth. The Portfolio managers determine value based on research and analysis, taking all relevant factors into account.

(small solid bullet) The Portfolio intends to invest principally in the securities of financially strong companies with opportunities for growth within growing international economies and markets through increased earning power and improved utilization or recognition of assets.

RISK. In addition to risks associated with equity securities, international investment entails special risk considerations including currency fluctuations, lower liquidity, economic instability, political uncertainty, and differences in accounting methods.

POST-VENTURE CAPITAL PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) Post-Venture Capital Portfolio seeks long-term growth of capital.

(small solid bullet) The Portfolio pursues an aggressive investment strategy by investing primarily in equity securities of U.S. companies considered to be in their post-venture capital stage of development.

(small solid bullet) Under normal market conditions, the Portfolio will invest up to at least 65% of its total assets in equity securities of "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service or (b) as part of a restructuring or recapitalization of the company. In addition, the investment of venture capital financing, distribution of such company's securities to venture capital investors, or initial public offering ("IPO"), will have been made within ten years prior to the Portfolio's purchase of the company's securities.

(small solid bullet) Up to 10% of the Portfolio's assets may be invested in private equity portfolios that invest in venture capital companies.

(small solid bullet) A portion of of the Portfolio's assets may be invested in assets of companies expected to experience "special situations," such as mergers or reorganizations.

(small solid bullet) Up to 20% of the Portfolio's assets may be invested in foreign securities.

RISK. The main risks associated with the portfolio include risks associated with equity securities, particularly small, start-up and special-situation companies. The Portfolio employs aggressive strategies and may not be appropriate for all investors.

SMALL COMPANY GROWTH PORTFOLIO

OBJECTIVE AND STRATEGY

(small solid bullet) The Portfolio seeks capital growth by investing primarily in equity securities of small sized U.S. companies that represent attractive opportunities for capital growth.

(small solid bullet) The Portfolio considers a "small" company to be one that has a market capitalization, measured at the time the Portfolio purchases a security of that company, within the range of capitalizations of companies represented in the Russell 2000 Index. As of January 31, 1998, the Russell 2000 Index included companies with market capitalizations between $23.7 million and $2.7 billion. Companies that outgrow the definition of small company after the Portfolio has purchased its securities continue to be considered small for purposes of the Portfolio's investment policies.

(small solid bullet) Small companies may (1) still be in the development stage, (2) be older companies that appear to be entering a new stage of growth, or (3) be companies providing products or services with a high unit volume growth rate.

(small solid bullet) The Portfolio may also invest in securities of emerging growth companies, which can be either small- or medium-sized companies that have passed their start up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

(small solid bullet) Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value.

(small solid bullet) The Portfolio is non-diversified and may invest a greater portion of its assets in the securities of a smaller number of issuers.

RISK. The Portfolio's main risks are the risks associated with equity securities, particularly small, start-up, and special-situation companies. The Portfolio may be subject to volatility resulting from its non-diversified status.

FUNDS' AVAILABILITY TO SEPARATE ACCOUNTS

Shares of the Funds may also be sold to a variable life separate account of Empire Fidelity Investments Life and to variable annuity and variable life separate accounts of other affiliated and unaffiliated insurance companies. For a discussion of the possible consequences associated with having the Funds available to such other separate accounts, see RESOLVING MATERIAL CONFLICTS on page 41.

THE INVESTMENT ADVISERS

FIDELITY

The investment Adviser for the Fidelity Funds is Fidelity Management & Research Company, a registered adviser under the investment Advisers Act of 1940. Fidelity Management & Research Company is the original Fidelity company and was founded in 1946. It provides a number of mutual funds and other clients with investment research and portfolio management services. It maintains a large staff of experienced investment personnel and a full complement of related support facilities. As of December 31, 1998, it advised funds having more than 39 million shareholder accounts with a total value of more than $694 billion. The portfolios of the Fidelity Funds, as part of their operating expenses, pay an investment management fee to Fidelity Management & Research Company. These fees are part of the Funds' expenses. See the prospectuses for the Funds for discussions of the Funds' expenses. Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, chooses investments for Money Market Portfolio and Investment Grade Bond Portfolio. FIMM will choose certain types of investments for Asset Manager, Asset Manager: Growth, and Balanced Portfolios. Foreign affiliates of FMR may help choose investments for some of the Funds. BT is a wholly-owned subsidiary of Bankers Trust Corporation (formerly Bankers Trust New York Corporation). BT currently serves as sub-adviser and custodian for the Index 500 Portfolio. BT chooses Index 500 Porfolio's investments and places orders to buy, sell, and lend the fund's investments.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT INC.

The investment Adviser for the Morgan Stanley Dean Witter Universal Funds, Inc. is Morgan Stanley Dean Witter Investment Management, Inc., a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., which is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. MSDW Investment Management, a registered Investment Adviser under the Investment Advisers Act of 1940, as amended, serves as investment Adviser to numerous open-end and closed-end investment companies, as well as to employee benefit plans, endowment funds, foundations and other institutional investors. MSDW Investment Management's principal business office is located at 1221 Avenue of the Americas, New York, New York 10020.

PBHG

The investment Adviser for the PBHG Insurance Series Fund, Inc. is Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter"), a professional investment management firm and registered investment Adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of Pilgrim Baxter is United Asset Management Corporation ("UAM"), a New York stock exchange listed holding company principally engaged through affiliated firms, in providing institutional investments management services and acquiring institutional investment management firms. UAM's headquarters are located at One International Place, Boston, Massachusetts 02110. The principal business address of the Adviser is 825 Dupertail Road, Wayne, Pennsylvania 19087. Pilgrim Baxter Value Investors, Inc., the Sub-Adviser, is a wholly owned subsidiary of Pilgrim Baxter and is a registered investment Adviser that was formed in 1940. As with the Adviser, the controlling shareholder of the Sub-Adviser is UAM. The principal business address of the Sub-Adviser is 825 Dupertail Road, Wayne, Pennsylvania 19087.

STRONG

The investment Adviser for the Strong Funds is Strong Capital Management, Inc. The Adviser began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. The Adviser's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of the Fund, is the controlling shareholder of the Adviser.

WARBURG PINCUS

The investment Adviser for the Warburg Pincus Funds is Warburg Pincus Asset Management, Inc. Incorporated in 1970, Warburg Pincus is indirectly controlled by Warburg, Pincus & Co.("WP&Co."), with which Warburg G.P. has no business other than being a holding company of Warburg Pincus and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg Pincus. Warburg Pincus' address is 466 Lexington Avenue, New York, New York 10017-3147.

On February 15, 1999, WP & Co. and Credit Suisse Group announced that they reached an agreement for Credit Suisse Group to acquire Warburg Pincus. It is expected that Warburg Pincus will be combined with Credit Suisse Asset Management (New York), the institutional asset management and mutual fund arm of Credit Suisse Group. As of December 31, 1998, Credit Suisse Asset Management had global assets under management of $210 billion. Under the terms of the arrangement, no immediate changes are planned to Warburg's investment portfolio managers and investment professionals.

IMPORTANT

You will find more complete information about the Funds, including the risks associated with each portfolio, in their respective prospectuses. You should read them in conjunction with this prospectus.

FACTS ABOUT THE CONTRACT

PURCHASE OF A CONTRACT

We offer the Contracts only in states in which we have obtained the necessary approval. The Contracts are available on (1) a non-qualified basis ("Non-qualified Contracts"), and (2) as Individual Retirement Annuities ("IRAs") that qualify for special Federal income tax treatment ("Qualified Contracts").

(small solid bullet) Generally, you may purchase a Qualified Contract only in connection with a "rollover" of funds from a qualified plan, tax sheltered annuity, or IRA. To purchase a Qualified Contract you must make a purchase payment of at least $10,000 and complete an application form. There are other restrictive provisions limiting the timing and amount of payments to and distributions from the Qualified Contract. See TAX CONSIDERATIONS on page 39.

(small solid bullet) To purchase a Non-qualified Contract, you must make a purchase payment of at least $2,500 and complete an application form. The proposed Annuitant must be no older than 80 years old (for Contracts purchased through a 1035 exchange, the Annuitant must be no older than 85 years old).

(small solid bullet) APPLICATION AND INITIAL PURCHASE PAYMENTS

If we can accept your application and initial purchase payment in the form received, we will apply the payment to the purchase of a Contract within two business days after receipt at the Annuity Service Center. The date that we credit the payment and issue your Contract is called the Contract Date.

If we receive an incomplete application, we will request the information necessary to complete the application. Once we receive the completed application, we will apply the initial payment to the purchase of a Contract within two business days. If the application remains incomplete for five business days, we will return your payment unless we obtain your specific permission to retain the payment pending completion of the application.

(small solid bullet) ADDITIONAL PAYMENTS TO CONTRACTS

You may add money to a NON-QUALIFIED CONTRACT during the life of the Annuitant and before the Annuity Date. The smallest such payment we will accept is generally $250.

You may make additional payments to a QUALIFIED CONTRACT of additional rollover contributions from a qualified plan, tax sheltered annuity, or IRA. See TAX CONSIDERATIONS on page 39. The smallest such payment we will accept is generally $2,500.

You may make a telephone request to add an additional payment to the Contract from either your Fidelity Mutual Fund or Brokerage "core" account. Additional payment requests by telephone are currently limited to $100,000 or less with the transfer coming from identical registrations.

We will credit net purchase payments allocated to the variable Subaccounts to your Contract based on the next computed value of an Accumulation Unit following receipt of your payment at the Annuity Service Center. See ACCUMULATION UNITS on page 35. We will credit net purchase payments allocated to the Guaranteed Account to your Contract as of the date the payment is received at our Annuity Service Center. See THE GUARANTEED ACCOUNT on page 39.

We may limit the maximum amount of initial or subsequent payments that we will accept.

FREE LOOK PRIVILEGE

You may return your Contract for a refund within 30 days after you receive it (the "free look period"). If you choose not to retain your Contract, return it to our Annuity Service Center or any authorized representative of Empire Fidelity Investments Life within the free look period. We will cancel the Contract and refund promptly your Contract Value plus any amount deducted from your payment prior to allocation to the variable Subaccounts or the Guaranteed Account. If you are replacing an existing insurance product with the Contract and you choose not to retain your Contract, it is considered a surrender and any gain since you first purchased your old Contract is taxable.

INVESTMENT ALLOCATION OF YOUR PURCHASE PAYMENTS

We will direct the portion of your net purchase payment allocated to the Variable Account in the variable Subaccounts according to the instructions on your application, based on the next computed respective Accumulation Unit Values of the Subaccounts following receipt of your payment at the Annuity Service Center. If you elect to invest in a particular investment option, you must allocate at least 10% of your purchase payment to that option. All percentage allocations must be in whole numbers.

On the date we receive your payment at the Annuity Service Center, we will credit the portion of your net purchase payments allocated to the Guaranteed Account. Prior to the Annuity Date, you generally may not allocate more than $100,000 (including transfers) to the Guaranteed Account during any one Contract Year. We reserve the right to limit amounts allocated (including transfers) to the Guaranteed Account to $50,000 per Contract Year.

(small solid bullet) EXCHANGE AMONG VARIABLE SUBACCOUNTS

You may currently exchange amounts among the variable Subaccounts before the Annuity Date as often as you wish without charge. However, excessive exchange activity can disrupt portfolio management strategy and increase portfolio expenses, which are borne by all Contract Owners participating in the portfolio regardless of their exchange activity. Therefore, we reserve the right to limit the number of exchanges permitted, but not to fewer than six per Contract Year. Empire Fidelity Investments Life also reserves the right to charge no more than $15 for each exchange in excess of six per Contract Year. Currently there is no such charge.

The request may be in terms of dollars, such as a request to exchange $5,000 from one Subaccount to another, or may be in terms of a percentage reallocation among Subaccounts. In the latter case, the percentages must be in whole numbers. The minimum amount you may exchange is $250 or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. You may exchange amounts or change your investment allocation with respect to future payments by providing the Annuity Service Center with instructions in writing or by telephone, or, when available at a future date, on our Internet web site. If your instructions are incomplete (e.g. unclear or percentages do not equal 100%), your payments will be allocated to the VIP Money Market Portfolio until we receive your complete instructions.

(small solid bullet) TRANSACTIONS BY TELEPHONE OR INTERNET (AVAILABLE AT A FUTURE DATE)

Empire Fidelity Investments Life reserves the right to revise or terminate the telephone or Internet exchange provisions, limit the amount of or reject any exchange, as deemed necessary, at any time. We will limit telephone/Internet exchange authorizations to a combined total of eighteen per calendar year. After this total is reached, you will only be permitted to complete exchanges in writing. We will not accept exchange requests via fax.

We will not be responsible for any losses resulting from unauthorized telephone or Internet exchanges if we follow reasonable procedures designed to verify the identity of the caller or Internet user. We may record calls. You should verify the accuracy of your confirmation statements immediately after you receive them.

(small solid bullet) USE OF MARKET TIMING SERVICES

In some cases, we may sell contracts to individuals who independently utilize the services of a firm or individual engaged in market timing. Generally, market timing services obtain authorization from Contract Owner(s) to make exchanges among the Subaccounts on the basis of perceived market trends. Because the large exchange of assets associated with market timing services may disrupt the management of the portfolios of the Funds, such transactions may become a detriment to Contract Owners not utilizing the market timing service.

The right to exchange Contract Values among Subaccounts may be subject to modification if such rights are executed by a market timing firm or similar third party authorized to initiate exchange transactions on behalf of a Contract Owner(s). In modifying such rights, we may, among other things, decline to accept (1) the exchange instructions of any agent acting under a power of attorney on behalf of more than one Contract Owner, or (2) the exchange instructions of individual Contract Owners who have executed pre-authorized exchange forms which are submitted by market timing firms or other third parties on behalf of more than one Contract Owner at the same time. We will impose such restrictions only if we believe that doing so will prevent harm to other Contract Owners.

(small solid bullet) EFFECTIVE DATE OF EXCHANGES AMONG VARIABLE
SUBACCOUNTS

When you request an exchange between variable Subaccounts, the redemption of the requested amount from the Subaccount will always be effected as of the end of the Valuation Period in which we receive the request at our Annuity Service Center. We will generally credit that amount to the new Subaccount at the same time.

However, when (1) you are making an exchange to a Subaccount which invests in a portfolio that accrues dividends on a daily basis and requires Federal funds before accepting a purchase order, and (2) the Subaccount from which the exchange is being made is investing in an equity portfolio in an illiquid position due to substantial redemptions or exchanges that require it to sell portfolio securities in order to make funds available, then the crediting of the amount exchanged to the new Subaccount may be delayed. This delay will be until the Subaccount from which the exchange is being made obtains liquidity through the earliest of the portfolio's receipt of proceeds from sales of portfolio securities, new contributions by Contract Owners, or otherwise, but no longer than seven days. During this period, the amount exchanged will be uninvested.

(small solid bullet) GUARANTEED ACCOUNT TRANSFERS

You may currently transfer amounts from the variable Subaccounts to the Guaranteed Account before the Annuity Date as often as you wish (with one exception described below) without charge. The minimum dollar amount you may transfer is $250 from any Subaccount or, if less, the entire portion of your Contract Value allocated to a particular Subaccount. If you request a percentage reallocation among the investment options, the percentages must be in whole numbers.

The amount that may be transferred from the Guaranteed Account will be determined by us, at our sole discretion, but will not be less than 25% of the amount invested in the Guaranteed Account. When the maximum amount is less than $1000, we permit a transfer of up to $1000. You may make one transfer out of the Guaranteed Account during each Contract Year. We do not permit a transfer into the Guaranteed Account during the 12 months following a transfer out of the Guaranteed Account.

When you withdraw or transfer amounts out of the Guaranteed Account, the amounts that have been credited to the Guaranteed Account for the shortest time are withdrawn first. At the end of the current renewal interest guarantee period, January 31, 2000, the amount that may be transferred for the month of February will be declared and will not be less than the minimums specified above. See THE GUARANTEED ACCOUNT on page 40.

(small solid bullet) IMPORTANT

The portion of your Contract Value allocated to the variable Subaccounts will change with the investment performance of the selected Subaccounts. You should periodically review your allocation of the Contract Value in light of market conditions and your financial objectives. Exchanges or transfers after the Annuity Date are subject to different limitations. See FIXED, VARIABLE, OR COMBINATION ANNUITY INCOME OPTIONS on page 39.

ACCUMULATION UNITS

When you allocate your net purchase payments to a selected variable Subaccount, we credit a particular number of Accumulation Units to your Contract. An Accumulation Unit is a unit of measure used prior to the Annuity Date to calculate the value of your Contract in the Subaccounts.

We determine the number of Accumulation Units credited by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as of the end of the Valuation Period in which the payment is received at the Annuity Service Center. The value of each Subaccount's Accumulation Units varies each Valuation Period (i.e. each day that there is trading on the New York Stock Exchange) with the Total Return of the Subaccount. The Total Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccount. See TOTAL RETURN FOR A SUBACCOUNT on page 43.

WITHDRAWALS

You may at any time prior to the Annuity Date surrender your Contract for its Cash Surrender Value. You may also make partial withdrawals of $500 or more.

You may request a partial withdrawal by telephone. Withdrawals by telephone are limited to the following criteria: 1) withdrawals of $500 to $25,000 with no more than $25,000 dollars being withdrawn during a seven day period; 2) for Contracts that have had an address change in the last 30 days, the limit is $10,000; and 3) the check must be made payable to all registered Owners. You may request to have the money wired to your Fidelity Mutual fund or Brokerage account with identical registration. We reserve the right to change telephone withdrawal requirements or limitations.

Certain withdrawals, however, are subject to a penalty tax. See TAX CONSIDERATIONS on page 41. You may not make a partial withdrawal that, including the appropriate withdrawal charge, would reduce your Contract Value to less than $2,500. Partial withdrawals (plus any applicable withdrawal charge) will be taken from your Contract Value invested in the Variable Account.

If the total withdrawal amount exceeds your Contract Value invested in the Variable Account, we will deduct the excess from the Guaranteed Account. Unless you request otherwise, the amount deducted from the Variable Account will be allocated to the variable Subaccounts in the same proportion as the value in each bears to the Variable Account Contract Value on the date of the partial withdrawal.

We will pay you the amount of any surrender or partial withdrawal, less any required tax withholding, within seven days after we receive a withdrawal request. We may defer payment from the Variable Account under certain limited circumstances for a longer period, and we reserve the right to defer payment from the Guaranteed Account under any circumstances for not more than six months. See POSTPONEMENT OF PAYMENT on page 43.

(small solid bullet) SYSTEMATIC WITHDRAWALS

Contract Owner(s) may elect in writing on a form we provide to take systematic withdrawals of a specified dollar amount (of at least $100) on a monthly, quarterly, semi-annual, or annual basis. We will require a $10,000 minimum Contract Value to begin this program. Systematic withdrawals will be taken proportionately from all of your selected Subaccounts at the time of each withdrawal. If the systematic withdrawal amount exceeds your Contract Value invested in the Variable Account, the excess will be deducted from the Guaranteed Account. The withdrawal charge may also apply to systematic withdrawals as set forth in the WITHDRAWAL CHARGE section on page 38. If a systematic withdrawal would bring the Contract Value below $2,500, the systematic withdrawal will be made only for the amount that will reduce the Contract Value to $2,500, and the systematic withdrawal option will automatically terminate.

Each systematic withdrawal is subject to Federal income taxes, including any penalty tax that may apply, the same as for any other withdrawal. We reserve the right to modify or discontinue the systematic withdrawal program.

SIGNATURE GUARANTEE

A signature guarantee is designed to protect you and Empire Fidelity Investments Life from fraud. Disbursement requests must include a signature guarantee if any of the following situations apply:

1. Your Contract registration has changed within the last 30 days.

2. You wish to withdraw more than $25,000.

3. The check is being mailed to a different address than the one on your Contract (record address).

4. The check is made payable to someone other than the Owner.

5. The address of record on the Contract has changed in the past 30 days and the request is for $10,000 or more.

6. The proceeds are being wired to or from a Fidelity account with different Owner(s) than your annuity Contract.

7. In other circumstances where we deem it necessary for your protection (e.g. the signature does not resemble the signature we have on file).

You should be able to obtain a signature guarantee from a bank, broker dealer (including Fidelity Investor Centers), credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

CHARGES

The following are all the charges we make under your Contract.

1. PREMIUM TAXES. In general, we do not currently deduct any amount from your payments for premium taxes. Several states assess a premium tax upon the commencement of annuity income payments. If you live in a jurisdiction which imposes such a tax and if annuity income payments commence under your Contract, we will deduct a charge from your Contract Value for the tax we incur at the Annuity Date. A few states may require us to pay premium taxes upon receipt of your payments and we reserve the right to make the deduction in any jurisdiction when we incur these taxes. As of the date of this prospectus, the current range of state premium taxes is from 0% to 3.5%.

2. FEDERAL INCOME TAXES. We reserve the right to deduct a charge for the purpose of recovering a portion of our Federal income tax expense that is determined solely from the amount of premiums received. No such charge is currently being deducted. Therefore, we currently allocate the entire amount of your purchase payments to the investment options you select.

3. ADMINISTRATIVE CHARGES. Administrative charges compensate us for the expenses we incur in administering the Contracts. These expenses include the cost of issuing the Contract, maintaining necessary systems and records, and providing reports. We seek to cover these expenses by two types of administrative charges: an annual maintenance charge and a daily administrative charge.

(small solid bullet) ANNUAL MAINTENANCE CHARGE. Currently, on each Contract Anniversary before the Annuity Date, we deduct an annual maintenance charge of $30 from your Contract Value. We currently waive this annual charge prior to the Annuity Date if your total purchase payments, less any withdrawals, equal at least $25,000. However, we also reserve the right to assess this charge against all Contracts. Although we do not now intend to charge more than $30 per year, we reserve the right to increase this annual charge to up to $50 if warranted by the expenses we incur.

Prior to the Annuity Date, we will deduct the annual maintenance charge from each investment option in proportion to the amount of your total Contract Value invested in that option on the date of deduction. We will deduct a pro rata portion of the charge when the Contract is surrendered.

(small solid bullet) DAILY ADMINISTRATIVE CHARGE. Each day, we deduct from the assets of the Subaccounts, but not the Guaranteed Account, a percentage of those assets equivalent to an effective annual rate of 0.05%. We guarantee to never increase this charge above an effective annual rate of 0.25%.

4. MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily asset charge for our assumption of mortality and expense risks. We make this charge by deducting daily from the assets of each Subaccount a percentage equal to an effective annual rate of 0.75%. As with the daily administrative charge, this charge does not apply to the Guaranteed Account. We guarantee to never increase this charge above an effective annual rate of 0.75%.

For Contract Owners effecting a life annuity, the mortality risk we bear is that of making the annuity income payments for the life of the Annuitant (or the life of the Annuitant and the life of a second person in the case of a joint and survivor annuity) no matter how long that might be. We also bear a mortality risk under the Contracts, regardless of whether an annuity income payment option is actually effected, in that we make guaranteed purchase rates available. In addition, we bear a mortality risk by guaranteeing a Death Benefit if the last surviving Annuitant dies prior to the Annuity Date and prior to age 85. This Death Benefit may be greater than the Contract Value. See DEATH BENEFIT on page 40. The expense risk we assume is the risk that the costs of issuing and administering the Contracts will be greater than we expected when setting the administrative charges.

ADDITIONAL MORTALITY RISK CHARGE. We may offer the Owner the opportunity to elect a Death Benefit Rider. If the Rider is elected by the Owner, we will deduct a mortality charge once each quarter. The amount of the charge for each quarter will not exceed 0.10% of the Contract Value on the date of the quarterly charge. There will be no charges made once the Annuitant reaches their 85th birthday.

5. WITHDRAWAL CHARGE. We do not assess any sales charge if you keep your Contract in force for more than five years. If you surrender your Contract within the first five Contract Years, we will reduce the amount payable to you by a withdrawal charge (i.e. a contingent deferred sales charge) to compensate us for the expenses of selling and distributing the Contracts. In addition, we will impose a withdrawal charge for sales expenses on certain partial withdrawals during the first five Contract Years. We do not assess any withdrawal charge on the death of the Owner or Annuitant. We currently assess a withdrawal charge upon annuitization if the Contract has been in existence for less than one year.

Bearing this in mind, the Contract should be viewed as a long-term investment and insurance product. You may surrender the Contract without any withdrawal charges for thirty days after notification is mailed to you of any of the following events: (1) the renewal interest rate on any portion of your Contract Value allocated to the Guaranteed Account decreased by more than 1% from the expiring interest rate; (2) the maintenance charge is increased above the amount shown in the Contract at issue; or (3) the maintenance charge is imposed on your Contract as a result of a change in practice.

There is no withdrawal charge if you withdraw the value of your Contract in whole or in part after five Contract Years. In addition, during the first five Contract Years, no withdrawal charge is assessed against total withdrawals in each Contract Year of an amount up to 10% of your total purchase payments as of the date of withdrawal. For this purpose, "total purchase payments" refers to all purchase payments made less any amounts previously withdrawn that were subject to a withdrawal charge.

When a partial or full withdrawal is made within the first five
Contract Years, the amount of purchase payments withdrawn from your Contract Value (less any amount entitled to the 10% exception) will be subject to a withdrawal charge for sales expenses as follows:

Contract Year  Withdrawal Charge As
               Percentage of Amount of
               Purchase Payments Withdrawn

1              5%

2              4%

3              3%

4              2%

5              1%

6 and later    0%

For purposes of determining this withdrawal charge, any amount you withdraw in excess of amounts entitled to the 10% exception will be considered as a withdrawal of purchase payments until you have withdrawn an amount equal to all your payments. Amounts withdrawn after an amount equal to your aggregate purchase payments has been withdrawn are considered to be withdrawals of investment earnings and are not subject to any withdrawal charge.

Additional purchase payments during the first five Contract Years will increase the dollar amount of the potential withdrawal charge by increasing the amount of payments that may be withdrawn while the withdrawal charge is in effect. Additional payments do not, however, cause the schedule of possible withdrawal charges to start over again. For example, if an additional payment is made during the fifth Contract Year and withdrawn later during that same year, it and all payments withdrawn that year will be subject to a 1% withdrawal charge. Additional payments after the fifth Contract Year will not be subject to any possible withdrawal charge.

Free withdrawals are not cumulative. For example, let us assume that you (1) make an initial purchase payment of $10,000; (2) make no withdrawals during the first Contract Year; (3) make no additional purchase payments; and (4) make a withdrawal of $1,500 in the second Contract Year. Given this example, $1,000 would be free from a withdrawal charge, but $500 would be subject to a withdrawal charge.

We will waive the withdrawal charge during the free look period if (a) you purchased your contract (1) by exchanging another annuity contract or life insurance policy, or (2) by trustee to trustee transfer or direct rollover from an IRA or other qualified plan, and (b) (1) you are exchanging the Contract for another annuity contract, or (2) you are making a trustee to trustee transfer or direct rollover of the money in a Qualified Contract to another IRA or a qualified plan.

Under certain circumstances, we may waive the withdrawal charge for certain Owners who have previously exchanged out of a Retirement
Reserves Contract and have since purchased a Retirement Reserves
Contract through a 1035 exchange.

Since the Contract is intended to be long-term, we expect that the withdrawal charge will not be sufficient to cover our expenses in selling the Contracts. To the extent that the withdrawal charges are not sufficient, we will pay these expenses from our general assets. These assets may include proceeds from the mortality and expense risk charge described above.

Subject to regulatory approval, we intend to begin to eliminate the withdrawal charge during the next sixteen months. Elimination would be effective on the first Contract Anniversary after we send you notice of the change. We will send you notice on a date determined by us, but not before (1) the insurance department of the state in which the Contract was issued has approved the elimination, and (2) similar approvals have been granted by substantially all other states. We will not send you notification of elimination of the withdrawal charge if you have owned your Contract for more than five years, since the withdrawal charge will have already expired.

6. EXCHANGE CHARGE. We reserve the right to charge no more than $15.00 for each transfer in excess of 6 per Contract Year.

7. FUNDS' EXPENSES. The expenses and charges incurred by the Funds are described in their respective prospectuses.

8. OTHER TAXES. We reserve the right to charge for certain taxes
(other than premium taxes) that we may have to pay. See EMPIRE
FIDELITY INVESTMENTS LIFE'S TAXES on page 45.

DEATH BENEFIT

If the last surviving Annuitant dies prior to the Annuity Date, we will, upon receipt of proof of death at the Annuity Service Center, pay a Death Benefit to the Annuitant's Beneficiary you have designated. If the death of the last surviving Annuitant occurs on or before his or her 85th birthday, the Death Benefit will equal the greater of: (1) the purchase payments paid, less any partial withdrawals and charges thereon; or (2) the Contract Value as of the end of the Valuation Period in which proof of death is received at our Annuity Service Center. If the death of the last surviving Annuitant occurs after his or her 85th birthday, the Death Benefit will equal the Contract Value as of the end of the Valuation Period in which proof of death is received at our Annuity Service Center.

No withdrawal charge is made in connection with the payment of a Death Benefit. The Death Benefit may be paid in a single sum or applied under a fixed, variable, or combination annuity.

If you have not selected an annuity income option and the death of the last surviving Annuitant occurs prior to the Annuity Date, the Annuitant's Beneficiary may choose an available annuity income option for the Death Benefit.

Upon regulatory approval, we will offer a one time opportunity to purchase an optional Death Benefit Rider, and if elected, the Death Benefit will be the benefit described above or the enhanced death benefit described below, whichever is greater.

The enhanced death benefit is the highest Contract Value on any Contract Anniversary, on or after the Contract Anniversary when this Rider is added to the Contract and before the Annuitant reaches age 80, plus any purchase payments received by the company after such Contract Anniversary, reduced for any withdrawals after such Contract Anniversary as described in the next sentence. Any withdrawals after such Contract Anniversary will reduce the amount otherwise payable under this paragraph proportionately to the reduction in the Contract Value caused by the withdrawal.

For Contracts with net purchase payments greater than $4 million, this value can never exceed the amount calculated above, multiplied by $4 million, divided by the net purchase payments.

If the death of the Annuitant occurs after his or her 85th birthday, the Death Benefit will be the Contract Value on the date that proof of death is received by the Company at the Annuity Service Center.

If the Rider is available when the Owner submits an application for the Contract, the Owner must choose at that time whether or not to purchase the Death Benefit Rider. There will be a charge for the Death Benefit Rider, as described on page .

The Owner may elect to terminate the Death Benefit rider by providing advance written notice to the company. Termination will be effective as of the date the next charge is scheduled after the company receives such notice at the Annuity Service Center.

REQUIRED DISTRIBUTIONS UPON DEATH

Federal tax law requires that if any Owner dies before the Annuity Date, the entire interest in the Contract must be distributed within 5 years after the death of the Owner (including any Owner who is also the Annuitant). However, this requirement does not apply if (1) the entire interest is payable over the lifetime (or over a period not extending beyond the life expectancy) by electing within 60 days of the date of death with distributions beginning within one year of the date of death; or (2) the Owner's spouse is the recipient, in which case the spouse may elect to continue the Contract and become the Owner.

If the Owner is a trust or other "non-natural person" and the Annuitant dies before the Annuity Date, the Beneficiary's entire interest in the Contract must be distributed in the same manner as if the Owner was a living person who died prior to the Annuity Date.

If the Contract is owned jointly and either Owner dies before the Annuity Date, we will upon receipt of proof of death at the Annuity Service Center, pay the Contract Value to the surviving Owner. If prior to the Annuity Date either Owner dies and the deceased Owner is also the last surviving Annuitant, the entire interest will be paid to the Annuitant's Beneficiary.

The rules regarding required distributions after the Owner's death are described in the Statement of Additional Information. We intend to administer the Contracts to comply with Federal tax law.

ANNUITY DATE

When your Contract is issued, it will generally provide for the latest permissible Annuity Date to be the first day of the calendar month following the Annuitant's 85th birthday or, if later, the first day of the calendar month following the Contract's fifth Contract Anniversary. You may request that we allow the Annuity Date to be as late as the first day of the calendar month following the Annuitant's 90th birthday. You may change the Annuity Date by written notice received at the Annuity Service Center at least 30 days prior to the current Annuity Date then in effect. The Annuity Date must be the first day of a month. The earliest permissible Annuity Date is the first day of the calendar month following the expiration of the free look period.

SELECTION OF ANNUITY INCOME OPTIONS

While the Annuitant is living and at least 30 days prior to the Annuity Date, you may elect any one of the annuity income options described in the Contract. You may also change your election to a different annuity income option by notifying us in writing at least 30 days prior to the Annuity Date.

If you have not elected an annuity income option at least 30 days prior to the Annuity Date, the automatic annuity income option will be a combination annuity for life, with 120 monthly payments guaranteed. The Contract Value allocated to the Guaranteed Account, less any applicable taxes, will be applied to the purchase of the fixed portion of the annuity. The Contract Value allocated to the Variable Account, less any applicable taxes, will be applied to the purchase of the variable portion of the annuity. See Annuity Option No. 3 under TYPES OF ANNUITY INCOME OPTIONS on page 43.

FIXED, VARIABLE, OR COMBINATION ANNUITY INCOME OPTIONS

You may elect to have annuity income payments made on a FIXED basis, a VARIABLE basis, or a COMBINATION OF BOTH.

(small solid bullet) FIXED ANNUITY INCOME PAYMENTS

If you choose a fixed annuity, the amount of each payment will be set and will not change. Upon selection of a fixed annuity, we will transfer your Contract Value to the Guaranteed Account. The annuity income payments will be fixed in amount and duration by (1) the fixed annuity provisions selected, (2) the sex (except Contracts utilizing unisex purchase rates) and adjusted age of the Annuitant, and (3) the then current interest rates used to determine fixed annuity income payments. In no event will the interest rate be less than 3.5%.

(small solid bullet) VARIABLE ANNUITY INCOME PAYMENTS

If you select a variable annuity, we will transfer your Contract Value to the Variable Account. The dollar amount of the first variable annuity income payment will be determined in accordance with (1) the applicable annuity payment rates, (2) the sex (except Contracts utilizing unisex purchase rates) and adjusted age of the Annuitant, and (3) an assumed annual investment return of 3.5% (unless we also offer an alternative assumed investment return on the Annuity Date and you select that alternative).

We calculate all subsequent variable annuity income payments based on the Subaccount Annuity Units credited to the Contract. Annuity Units are similar to Accumulation Units except that built into the calculation of Annuity Unit Values is the assumption that the Total Return of a Subaccount will equal the assumed investment return. Thus, with a 3.5% assumed investment return, the Subaccount Annuity Unit Value will not change if the daily Total Return of the Subaccount is equivalent to an annual rate of return of 3.5%. If the Total Return is greater than the assumed investment return, the Subaccount Annuity Unit Value will increase; if the Total Return is less than the assumed investment return, the Subaccount Annuity Unit Value will decrease.

When variable annuity income payments commence, the number of Annuity Units credited to the Contract in a particular Subaccount is determined by dividing that portion of the first variable annuity income payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Valuation Period in which the Annuity Date occurs. The number of Annuity Units of each Subaccount credited to the Contract then remains fixed unless there is a subsequent transfer involving the Subaccount. The dollar amount of each variable annuity income payment after the first may increase, decrease, or remain constant. The income payment is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each Subaccount credited to the Contract by the Annuity Unit Value for the particular Subaccount for the Valuation Period in which each subsequent annuity income payment is due.

(small solid bullet) COMBINATION FIXED AND VARIABLE ANNUITY INCOME
PAYMENTS

If you select a combination annuity, your Contract Value will be split between the Guaranteed Account and the Variable Account in accordance with your instructions. Your annuity income payments will be the sum of the income payment attributable to your fixed portion and the income payment attributable to your variable portion.

(small solid bullet) IMPORTANT

After the Annuity Date, transfers between the Variable Account and the Guaranteed Account are not permitted. Exchanges among the variable Subaccounts, however, are permitted subject to some limitations. See EXCHANGES AMONG SUBACCOUNTS AFTER THE ANNUITY DATE in the Statement of Additional Information.

TYPES OF ANNUITY INCOME OPTIONS

The Contract provides for three types of annuity income options. All are available on a FIXED, VARIABLE, or COMBINATION basis. You may not select more than one option. If your Contract Value would provide less than $20 of monthly income, we may pay the proceeds in a single sum rather than pursuant to the selected option. In addition, we may require that annuity income payments be made entirely on a fixed basis, if the amount to be applied on a variable basis would provide an initial monthly income of less than $50.

1. LIFE ANNUITY. We will make annuity income payments monthly during the Annuitant's lifetime ceasing with the last income payment due prior to the Annuitant's death. No income payments are payable after the death of the Annuitant. Thus, it is quite possible that income payments will be made that are less than the value of the Contract. Indeed, if the Annuitant were to die within one month after the Annuity Date, only one monthly income payment would have been made. Because of this risk, this option offers the highest level of monthly income payments.

2. JOINT AND SURVIVOR ANNUITY. Under this option we will provide monthly annuity income payments during the joint lifetimes of the Annuitant, a designated second person, and during the lifetime of the survivor. There are some limitations on the use of this option for Qualified Contracts. As in the case of the life annuity described above, there is no guaranteed number of income payments and no income payments are payable after the death of the Annuitant and the designated second person.

3. LIFE ANNUITY WITH 120 OR 240 MONTHLY PAYMENTS GUARANTEED. Under this option we provide monthly annuity income payments during the lifetime of the Annuitant, and in any event, for one hundred twenty
(120) or two hundred forty (240) months certain as elected by you. In the case of a Qualified Contract, the guarantee period may not exceed the life expectancy of the Annuitant.

In the event of the death of the Annuitant under this option, the Contract provides that we will pay any guaranteed monthly income payments to the Annuitant's Beneficiary during the remaining months of the term selected. However, the Annuitant's Beneficiary may, at any time, elect to receive the discounted value of his or her remaining income payments in a single sum. In such event, the discounted value for fixed or variable annuity income payments will be based on interest compounded annually at the applicable interest rate used in determining the first annuity income payment.

Upon the death of the Annuitant's Beneficiary receiving annuity benefits under this option, the present value of the guaranteed benefits remaining after we receive notice of the death of the Annuitant's Beneficiary, computed at the applicable interest rate, shall be paid in a single sum to the estate of the Annuitant's Beneficiary. The present value is computed as of the Valuation Period during which notice of the death of the Annuitant's Beneficiary is received at the Annuity Service Center.

(small solid bullet) You may choose to have annuity income payments made on a monthly basis or at another frequency such as quarterly, semi-annually, or annually. In addition to the annuity income options provided for in the Contracts, other annuity income options may be made available by the Company.

REPORTS TO OWNERS

During the Accumulation period, four times each Contract Year, we will send you a statement of your Contract Value and any other information required by state law, including a summary of all transactions since the preceding quarterly statement.

You should verify the accuracy of your transaction confirmations and monthly statements immediately after you receive them. Information contained on transaction confirmations and account statements is conclusive unless you object in writing within five and ten days, respectively.

In addition, we will send you semiannual reports containing financial statements for the Variable Account and a list of portfolio securities of the Funds, as required by the Investment Company Act of 1940.

THE GUARANTEED ACCOUNT

BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GUARANTEED ACCOUNT OPTION UNDER THE CONTRACT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND THE GENERAL ACCOUNT HAS NOT BEEN REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940. ACCORDINGLY, INTERESTS IN THE GUARANTEED ACCOUNT OPTION ARE NOT SUBJECT TO THE PROVISIONS OF THOSE ACTS, AND EMPIRE FIDELITY INVESTMENTS LIFE HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS RELATING TO THE GUARANTEED ACCOUNT OPTION. DISCLOSURES REGARDING THE GUARANTEED ACCOUNT OPTION MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

FACTS ABOUT THE GUARANTEED ACCOUNT

(small solid bullet) As noted earlier, you may allocate net purchase payments or transfer all or a part of your Contract Value to a fixed-rate investment option funded through and guaranteed by our general account (the "Guaranteed Account"). The Guaranteed Account may also be referred to as the "Fixed Account."

(small solid bullet) Funds in the Guaranteed Account do not fluctuate with the investment experience of our general account.

(small solid bullet) We guarantee that the portion of your Contract Value that is held in the Guaranteed Account will accrue interest daily at an annual rate that will never be less than 3.5%.

(small solid bullet) When a purchase payment is received or an amount is transferred into the Guaranteed Account, an interest rate will be assigned to that amount. That rate will be guaranteed for a certain period of time depending on when the amount was allocated to the Guaranteed Account.

When this initial period expires, a new interest rate will be assigned to that amount which will be guaranteed for a period of at least a year. Thereafter, interest rates credited to that amount will be similarly guaranteed for successive periods of at least one year. Therefore, different interest rates may apply to different amounts in the Guaranteed Account depending on when the amount was initially allocated. Furthermore, the interest rate applicable to any particular amount may vary from time to time.

MORE ABOUT THE CONTRACT

TAX CONSIDERATIONS

We do not intend the following discussion to be tax advice. For tax advice you should consult a tax adviser. Although the following discussion is based on our understanding of Federal income tax laws as currently interpreted, there is no guarantee that those laws or interpretations will not change. The following discussion does not take into account state or local income tax or other considerations which may be involved in the purchase of a Contract or the exercise of options under the Contract. In addition, the following discussion assumes that the Contract is owned by an individual, and we do not intend to offer the Contracts to "non natural" persons such as corporations, unless the Contract is held by such person as a nominee for an individual. (If the Contract is not owned by or held for a natural person, the Contract will generally not be treated as an annuity for tax purposes.)

The following discussion assumes that the Contract will be treated as an annuity for Federal income tax purposes. Section 817(h) of the Code provides that the investments of a separate account underlying a variable annuity contract (or the investments of a mutual fund, the shares of which are owned by the variable annuity separate account) must be "adequately diversified" in order for the Contract to be treated as an annuity for tax purposes. The Treasury Department has issued regulations prescribing such diversification requirements. The Variable Account, through each of the portfolios of the Funds, intends to comply with these requirements. We have entered into agreements with the Funds that require the Funds to operate in compliance with the Treasury Department's requirements.

In connection with the issuance of prior regulations relating to diversification requirements, the Treasury Department announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Additional guidance relating to this subject is expected in the near future. It is not clear what this guidance will provide or whether it will be prospective only. It is possible that when this guidance is issued the Contract may need to be modified to comply with it.

In addition, to qualify as an annuity for Federal tax purposes, the Contract must satisfy certain requirements for distributions in the event of the death of any Owner of the Contract. The Contract contains such required distribution provisions. For further information on these requirements see the Statement of Additional Information.

The individual situation of each Owner or Beneficiary will determine the Federal estate taxes and the state and local estate, inheritance and other taxes due if the Owner or the Annuitant dies.

QUALIFIED CONTRACTS

You may use the Contract as an individual retirement annuity. Under
Section 408(b) of the Code, eligible individuals may contribute to an individual retirement annuity ("IRA"). The Code permits certain "rollover" contributions to be made to an IRA. In particular, certain qualifying distributions from another qualified plan, tax sheltered annuity, or IRA may be received tax-free if rolled over to an IRA within 60 days of receipt. Because the Contract's minimum initial payment is greater than the maximum annual contribution permitted to an IRA, a Qualified Contract may be purchased only in connection with a "rollover" of the proceeds from another qualified plan, tax sheltered annuity, or IRA.

IN ADDITION, QUALIFIED CONTRACTS WILL NOT ACCEPT ANY SUBSEQUENT
CONTRIBUTIONS OTHER THAN ADDITIONAL ROLLOVER CONTRIBUTIONS FROM
ANOTHER QUALIFIED PLAN, TAX SHELTERED ANNUITY, OR IRA.

In order to qualify as an IRA under Section 408(b) of the Code, a Contract must contain certain provisions:

(1) the Owner of the Contract must be the Annuitant and, except for certain transfers incident to a divorce decree, the Owner cannot be changed and the Contract cannot be transferable;

(2) the Owner's interest in the Contract cannot be forfeitable; and

(3) annuity and death benefit payments must satisfy certain minimum distribution requirements. Contracts issued on a qualified basis will conform to the requirements for an IRA and will be amended to conform to any future changes in the requirements for an IRA.

CONTRACT VALUES AND PROCEEDS

Under current law, you will not be taxed on increases in the value of your Contract until a DISTRIBUTION occurs.

(small solid bullet) A distribution may occur in the form of a withdrawal, death benefit payment, or payments under an annuity income option.

(small solid bullet) An amount received as a loan under, or the assignment or pledge of any portion of the value of, a Contract may also be treated as a distribution. In the case of a Qualified Contract, you may not receive or make any such loan or pledge. Any such loan or pledge will result in disqualification of the Contract and inclusion of the value of the entire Contract in income.

(small solid bullet) Additionally, a transfer of a Non-qualified
Contract for less than full and adequate consideration will result in a deemed distribution, unless the transfer is to your spouse (or to a former spouse pursuant to a divorce decree).

(small solid bullet) The taxable portion of a distribution is generally taxed as ordinary income.

(small solid bullet) TAXES ON SURRENDER OF CONTRACT BEFORE ANNUITY INCOME PAYMENTS BEGIN

If you fully surrender your Contract before annuity income payments commence, you will be taxed on the portion of the distribution that exceeds your cost basis in your Contract.

For NON-QUALIFIED CONTRACTS, the cost basis is generally the amount of your payments, and the taxable portion of the proceeds is taxed as ordinary income.

For QUALIFIED CONTRACTS, the cost basis is generally zero, and the entire amount of the surrender payment is generally taxed as ordinary income.

In addition, for both QUALIFIED and NON-QUALIFIED CONTRACTS, amounts received as the result of the death of the Owner or Annuitant that are in excess of your cost basis will also be taxed.

(small solid bullet) TAXES ON PARTIAL WITHDRAWALS

Partial withdrawals under a NON-QUALIFIED CONTRACT are treated for tax purposes as first being taxable withdrawals of investment income, rather than as return of purchase payments, until all investment income earned by your Contract has been withdrawn. You will be taxed on the amount withdrawn to the extent that your Contract Value at that time, unreduced by the withdrawal charge, exceeds your payments.

Partial withdrawals under a QUALIFIED CONTRACT are prorated between taxable income and non-taxable return of investment. Generally, the cost basis of a qualified Contract is zero, and the partial withdrawal will be fully taxed.

All annuity contracts issued by the same company (or an affiliated company) to the same contract owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in income of any distribution that is not received as an annuity payment. In the case of a QUALIFIED CONTRACT, the tax law requires for all post-1986 contributions and distributions that all individual retirement accounts and annuities be treated as one contract.

(small solid bullet) TAXES ON INCOME PAYMENTS

Although the tax consequences may vary depending on the form of annuity selected under the Contract, the recipient of an annuity income payment under the Contract generally is taxed on the portion of such income payment that exceeds the cost basis in the Contract. For variable annuity income payments, the taxable portion is determined by a formula that establishes a specific dollar amount that is not taxed. This dollar amount is determined by dividing the Contract's cost basis by the total number of expected periodic income payments. However, the entire distribution will be fully taxable once the recipient is deemed to have recovered the dollar amount of the investment in the Contract. For QUALIFIED CONTRACTS, the cost basis is generally zero and each annuity income payment is fully taxed.

(small solid bullet) 10% PENALTY TAX ON EARLY WITHDRAWALS OR
DISTRIBUTIONS

A penalty tax equal to 10% of the amount treated as taxable income may be imposed on distributions. The penalty tax applies to early withdrawals or distributions. The penalty tax is not imposed on:

(1) distributions made to persons on or after age 59 1/2;

(2) distributions made after death of the Owner;

(3) distributions to a recipient who has become disabled;

(4) distributions in substantially equal installments made for the life of the taxpayer or the lives of the taxpayer and a designated second person; and

(5) in the case of QUALIFIED CONTRACTS, distributions received from the rollover of the Contract into another qualified contract or IRA.

(small solid bullet) OTHER TAX INFORMATION

In the case of a Contract held in custody for a minor under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, a distribution under the Contract ordinarily is taxable to the minor. Whether the penalty tax applies to such a distribution ordinarily is determined by the circumstance or characteristics of the minor, not the custodian. Thus, for example, a distribution taxable to a minor will not qualify for the exception to the penalty tax for distributions made on or after age 59 1/2, even if the custodian is 59 1/2 or older.

In addition, in the case of a Qualified Contract, a 50% excise tax is imposed on the amount by which minimum required annuity or death benefit distributions exceed actual distributions.

Penalty taxes also are imposed on aggregate distributions from specified retirement programs (including IRAs) in excess of a specified amount annually and in certain other circumstances.

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under the Contract, unless the Owner, Annuitant, or Beneficiary files a written election prior to the distribution stating that he or she chooses not to have any amounts withheld.

EMPIRE FIDELITY INVESTMENTS LIFE'S TAXES

The earnings of the Variable Account are taxed as part of our operations. Under the current provisions of the Code, we do not expect to incur Federal income taxes on earnings of the Variable Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Variable Account for our Federal income taxes. We will periodically review the need for a charge to the Variable Account for company Federal income taxes. Such a charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

Under current laws we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and are not charged against the Contracts or the Variable Account. If the amount of these taxes changes substantially, we may make charges for such taxes against the Variable Account.

OTHER CONTRACT PROVISIONS

You should also be aware of the following important provisions of your Contract.

1. OWNER. As the Owner named in the application, you have the rights and privileges specified in the Contract.
Prior to the Annuity Date and during the lifetime of the Annuitant, you may change the Owner, Annuitant, or any beneficiary by notifying us in writing. The Annuitant may only be changed once. You may not, however, change the Owner or Annuitant of a QUALIFIED CONTRACT. A change in the Owner of a Non-qualified Contract will take effect on the date the request was signed, but it will not apply to any payments made by us before the request was received and recorded at the Annuity Service Center. On the Annuity Date, all of the Owner's rights pass to the Annuitant.

2. ANNUITANT'S BENEFICIARY. The Annuitant's Beneficiary is named on the application unless later changed. The Death Benefit will be paid to the Annuitant's Beneficiary upon the death of the last surviving Annuitant prior to the Annuity Date. If no Annuitant's Beneficiary survives, the Death Benefit will be paid to the Owner or the Owner's estate.

3. OWNER'S BENEFICIARY. The Owner's Beneficiary is named on the application unless later changed. The Contract Value will be paid to the joint Owner, if any, otherwise to the Owner's Beneficiary upon the death of any Owner (unless such Owner is also the last surviving Annuitant) prior to the Annuity Date. If no Owner's Beneficiary survives, the Contract Value will be paid to the Owner's estate. If at the time of the death of any Owner prior to the Annuity Date, that Owner is also the last surviving Annuitant, proceeds will be paid to the Annuitant's Beneficiary. A Beneficiary may be a "Primary Beneficiary" or a "Contingent Beneficiary." No Contingent Beneficiary has the right to proceeds unless all of the Primary Beneficiaries die before proceeds are determined.

4. CONTINGENT ANNUITANT. Once prior to the Annuity Date, the Owner may name a Contingent Annuitant. If a Contingent Annuitant has been named, the Owner may remove either the Annuitant or the Contingent Annuitant. If the Contingent Annuitant dies or is removed, another Contingent Annuitant cannot be named. Upon the death (if the Annuitant is not an Owner) or removal of the Annuitant prior to the Annuity Date, the Contingent Annuitant, if any, becomes the Annuitant.

When a Contingent Annuitant becomes the Annuitant, we will change the Annuity Date to the later of the first day of the month immediately following the latest of the three following dates: (a) the Annuitant's 85th birthday; (b) the Contract's fifth anniversary; and (c) the date the Contingent Annuitant becomes the Annuitant. A Contingent Annuitant cannot be named for QUALIFIED CONTRACTS or if a NON-QUALIFIED CONTRACT is owned by a non-natural person.

5. MISSTATEMENT OF AGE OR SEX. If the age or sex of the Annuitant has been misstated, we will change the benefits to those which the proceeds would have purchased had the correct age and sex been stated.

If the misstatement is not discovered until after annuity income payments have started, we will take the following action: (1) if we made any overpayments, we may add interest at the rate of 6% per year compounded annually and charge them against income payments to be made in the future; or (2) if we made any underpayments, the balance plus interest at the rate of 6% per year compounded annually will be paid in a single sum.

6. ASSIGNMENT. You may assign a NON-QUALIFIED CONTRACT at any time during the lifetime of the Annuitant and before the Annuity Date. See TAX CONSIDERATIONS on page . No assignment will be binding on us unless it is written in a form acceptable to us and received at our Annuity Service Center. Your rights and the rights of any Beneficiary will be affected by an assignment. We will not be responsible for the validity of any assignment. No assignment may be made of a QUALIFIED CONTRACT. An ASSIGNMENT is (1) a change of Owner and Beneficiary to the Assignee, or (2) a change of the Contract by the Owner(s) which is not a change of Owner or Beneficiary, but their rights will be subject to the terms of the assignment.

7. DIVIDENDS. Our variable annuity contracts are "non-participating." This means that they do not provide for dividends. Investment results under the Contracts are reflected in benefits.

SELLING THE CONTRACTS

Fidelity Brokerage Services, Inc. and Fidelity Insurance Agency, Inc., affiliates of FMR Corp., our ultimate parent company, will distribute the Contracts. Fidelity Brokerage Services, Inc. is the principal underwriter (distributor) of the Contracts. Fidelity Distributors Corporation is the distributor of the Fidelity family of funds, including the Funds.

The principal business address of Fidelity Brokerage Services, Inc. and Fidelity Distributors Corporation is 82 Devonshire Street, Boston, Massachusetts 02109. We pay Fidelity Insurance Agency, Inc. sales compensation of no more than 3% of payments received.

AUTOMATIC DEDUCTION PLAN

Under the automatic deduction plan ("Automatic Annuity Builder") you can make regular payments by pre-authorized transfers from a checking account. Your checking account must be at a banking institution which is a member of ACH (Automatic Clearing House). The minimum regular payment is $100. Transactions pursuant to an automatic deduction plan will be confirmed in your quarterly statement. We reserve the right to restrict your participation in the automatic deduction plan if your checking account has insufficient funds to cover the transfer.

AVAILABILITY OF UNISEX

We base annuity income payments, in part, on the sex of the Annuitant. For certain situations where the Contracts are to be used in connection with an employer sponsored benefit plan or arrangement, Federal law may require that annuity income payments be determined without regard to sex. A special endorsement to the Contract is available for this purpose. For questions regarding unisex requirements, you should consult with qualified counsel.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly dollar amount exchanges from either the Money Market Subaccount or at some future date, from the Investment Grade Bond Subaccount (the "Source Account") to any of the other variable Subaccounts. Dollar cost averaging exchanges are allowed from one Source Account only and are not permitted to the Fixed Account. Dollar cost averaging will not be allowed in conjunction with the Automatic Rebalance feature described in this prospectus.

These monthly exchanges will take effect on the same day each month. You may select any date from the 1st to the 28th as the date for your dollar cost averaging exchanges (the Exchange Date). If the New York Stock Exchange is not open on your selected date in a particular month, the exchange will be made at the close of the Valuation Period that includes the date you selected. Your exchanges will continue until the balance in the Source Account is exhausted or you notify us to cancel dollar cost averaging for your Contract.

The minimum monthly exchange allowed to any variable Subaccount is $250.

Dollar cost averaging is available at no charge. Empire Fidelity
Investments Life reserves the right to modify or terminate the dollar cost averaging feature.

AUTOMATIC REBALANCING

Automatic Rebalancing is available to you. Automatic Rebalancing is designed to help you maintain your specified allocation mix between the Investment Options. You can direct Empire Fidelity Investments Life to readjust your allocations on a quarterly, semi-annual, or annual basis to return to the allocations you select on the rebalancing instruction form. These exchanges will be made on the same day of each month. You may select any date from the 1st to the 28th as the date for your automatic rebalancing exchanges. If the New York Stock Exchange is not open on your selected date in a particular month, the exchanges will be made at the close of the Valuation Period that includes the date you selected. Your exchanges will continue until you notify us to cancel Automatic Rebalancing for your Contract.

Automatic Rebalancing will be available at no charge. Empire Fidelity Investments Life reserves the right to modify or terminate the automatic rebalancing feature.

(small solid bullet) You may not participate in Automatic Rebalancing and the Dollar Cost Averaging program at the same time.

POSTPONEMENT OF PAYMENT

(small solid bullet) In general, we will ordinarily pay any partial or full cash withdrawal within seven days after we receive your request.

(small solid bullet) We will usually pay any Death Benefit within seven days after we receive proof of the Annuitant's death.

(small solid bullet) However, we may delay payment if (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our Contract Owners.

(small solid bullet) In addition, we reserve the right to delay payment of any partial or full cash withdrawal from the Guaranteed Account for not more than six months. If payment from the Guaranteed Account is delayed for more than 30 days or if less, the period required by law, it will be credited with interest from the date of withdrawal at a rate not less than 3.5% per year compounded annually or, if greater, the rate required by law.

MORE ABOUT THE VARIABLE ACCOUNT AND THE FUNDS

CHANGES IN INVESTMENT OPTIONS

We may from time to time make additional Subaccounts available to you. These Subaccounts will invest in investment portfolios that we find suitable for the Contracts.

We also have the right to eliminate Subaccounts from the Variable
Account, to combine two or more Subaccounts, or to substitute a new portfolio or fund for the portfolio in which a Subaccount invests.

A substitution may become necessary if, in our judgment, a portfolio or fund no longer suits the purposes of the Contracts. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the SEC and any other required approvals before making such a substitution.

We also reserve the right to operate the Variable Account as a management investment company under the 1940 Act or any other form permitted by law or to deregister the Variable Account under such Act in the event such registration is no longer required.

TOTAL RETURN FOR A SUBACCOUNT

A Subaccount's Total Return depends on how the investments of the Subaccount perform. We determine the Total Return of a Subaccount at the end of each Valuation Period. Such determinations are made as of the close of business each day the New York Stock Exchange is open for business. The Total Return reflects the investment performance of the Subaccount for the Valuation Period and is net of the asset charges to the Subaccounts.

Shares of the Funds are valued at net asset value. Any dividends or capital gains distributions of a portfolio of the Funds are reinvested in shares of that portfolio.

VOTING RIGHTS

We will vote shares of the Funds owned by the Variable Account according to your instructions. However, if the Investment Company Act of 1940 or any related regulations or interpretations should change, and we decide that we are permitted to vote the shares of the Funds in our own right, we may decide to do so.

Before the Annuity Date, we calculate the number of shares that you may instruct us to vote by dividing your Contract Value in a Subaccount by the net asset value of one share of the corresponding portfolio. If variable annuity income payments have commenced, we calculate the number of shares that the payee may instruct us to vote by dividing the reserve maintained in each Subaccount to meet the obligations under the Contract by the net asset value of one share of the corresponding portfolio. Fractional votes will be counted. We reserve the right to modify the manner in which we calculate the weight to be given to your voting instructions where such a change is necessary to comply with then current Federal regulations or interpretations of those regulations.

We will determine the number of shares you can instruct us to vote 90 days or less before the applicable Fund shareholder meeting. At least 14 days before the meeting, we will send you material by mail for providing us with your voting instructions.

If your voting instructions are not received in time, we will vote the shares in the same proportion as the instructions received from other Contract Owners. We will also vote shares we hold in the Variable Account that are not attributable to Contract Owners in the same proportionate manner.

Under certain circumstances, we may be required by state regulatory authorities to disregard voting instructions. This may happen if following such instructions would change the sub-classification or investment objectives of the portfolios, or result in the approval or disapproval of an investment advisory contract.

Under Federal regulations, we may also disregard instructions to vote for Contract Owner-initiated changes in investment policies or the investment Adviser if we disapprove of the proposed changes. We would disapprove a proposed change only if it were contrary to state law, prohibited by state regulatory authorities, or if we decided that the change would result in overly speculative or unsound investments. If we ever disregard voting instructions, we will include a summary of our actions in the next semiannual report.

RESOLVING MATERIAL CONFLICTS

The investment portfolios of the Fidelity Funds are available to registered separate accounts offering variable annuity and variable life products of other participating insurance companies, as well as to the Variable Account and other separate accounts we establish. Other Funds may be offered to qualified plans as well.

Although we do not anticipate any disadvantages to this, there is a possibility that a material conflict may arise between the interest of the Variable Account and one or more of the other separate accounts participating in the Funds. A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of our Contract Owners and those of other companies, or some other reason. In the event of a conflict, we will take any steps necessary to protect our Contract Owners and variable annuity payees.

PERFORMANCE

Performance information for the variable Subaccounts may appear in reports and advertising to current and prospective Contract Owners. The performance information is based on historical investment experience of the Funds and does not indicate or represent future performance.

(small solid bullet) TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in fund share price, the automatic reinvestment by the separate account of all distributions and the deduction of applicable annuity charges (including any contingent deferred sales charges that would apply if a Contract Owner surrendered the Contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as a maintenance charge or a contingent deferred sales load. The total return percentage will be higher under this method than under the standard method described above.

(small solid bullet) A CUMULATIVE TOTAL RETURN reflects a Subaccount's performance over a stated period of time.

(small solid bullet) An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Subaccount's returns, you should recognize that they are not the same as actual year-by-year results.

(small solid bullet) Some Subaccounts may also advertise YIELD. These measures reflect the income generated by an investment in the Subaccount over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent deferred sales load. The standard quotations of yield reflect the maintenance charge. Quotations of yield may also be shown that do not reflect the maintenance charge. The yield calculation will be higher under this method than under the standard method.

(small solid bullet) The MONEY MARKET SUBACCOUNT may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in the Subaccount over a 7 day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested. The INVESTMENT GRADE BOND, HIGH INCOME and EMERGING MARKETS DEBT SUBACCOUNTS may advertise a 30 DAY YIELD which reflects the income generated by an investment in the Subaccount over a 30 day period.

LITIGATION

No litigation is pending that would have a material effect on us or the Variable Account.

APPENDIX A

Accumulation Unit Values
Empire Fidelity Investments Variable Annuity Account A
Condensed Financial Information

Money Market Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
   Beginning of Period                 End of Period               at End of Period

1998        15.98                            16.72                       3,614,051

1997        15.30                            15.98                       2,510,803

1996        14.66                            15.30                       3,144,313

1995        13.99                            14.66                       2,086,339

1994        13.55                            13.99                       1,840,618

1993        13.26                            13.55                       644,024

1992*       13.07                            13.26                       458,774

* JUNE 3, 1992 TO DECEMBER 31, 1992


High Income Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
   Beginning of Period                  End of Period               at End of Period

1998           29.00                         27.53                       854,157

1997           24.89                         29.00                       868,993

1996           22.05                         24.89                       820,013

1995           18.47                         22.05                       605,822

1994           18.94                         18.47                       413,916

1993           15.88                         18.94                       315,623

1992*          14.95                         15.88                       66,583

* JUNE 3, 1992 TO DECEMBER 31, 1992


Equity-Income Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
   Beginning of Period                 End of Period               at End of Period

1998       39.39                             43.62                       3,922,539

1997       31.05                             39.39                       4,666,312

1996       27.44                             31.05                       4,755,212

1995       20.52                             27.44                       4,481,146

1994       19.36                             20.52                       3,148,692

1993       16.54                             19.36                       2,020,649

1992*      15.33                             16.54                       516,594

* JUNE 3, 1992 TO DECEMBER 31, 1992


Growth Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                     End of Period               at End of Period

1998        42.76                             59.17                       2,171,438

1997        34.97                             42.76                       2,229,721

1996        30.80                             34.97                       2,503,391

1995        22.98                             30.80                       2,004,576

1994        23.22                             22.98                       1,448,467

1993        19.64                             23.22                       938,534

1992*       17.67                             19.64                       300,602

* JUNE 3, 1992 TO DECEMBER 31, 1992


Overseas Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        23.52                             26.31                       967,204

1997        21.30                             23.52                       1,059,560

1996        19.00                             21.30                       1,151,640

1995        17.50                             19.00                       930,291

1994        17.37                             17.50                       1,472,775

1993        12.79                             17.37                       863,085

1992*       15.42                             12.79                       57,728

* JUNE 3, 1992 TO DECEMBER 31, 1992


Investment Grade Bond Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
   Beginning of Period                   End of Period               at End of Period

1998        18.75                             20.24                       986,932

1997        17.36                             18.75                       442,121

1996        16.99                             17.36                       382,801

1995        14.63                             16.99                       358,773

1994        15.35                             14.63                       270,642

1993        13.98                             15.35                       346,042

1992*       13.40                             13.98                       184,492

* JUNE 3, 1992 TO DECEMBER 31, 1992


Asset Manager Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        24.80                             28.30                       3,305,949

1997        20.76                             24.80                       3,604,315

1996        18.29                             20.76                       3,900,514

1995        15.80                             18.29                       4,435,615

1994        16.99                             15.80                       6,284,783

1993        14.18                             16.99                       5,376,522

1992*       13.47                             14.18                       1,765,922

* JUNE 3, 1992 TO DECEMBER 31, 1992


Index 500 Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        24.83                             31.60                       3,273,507

1997        18.90                             24.83                       3,001,334

1996        15.54                             18.90                       1,887,371

1995        11.44                             15.54                       802,405

1994        11.44                             11.44                       210,179

1993        10.53                             11.44                       166,568

1992*       10.17                             10.53                       57,596

* NOVEMBER 2, 1992 TO DECEMBER 31, 1992


Asset Manager: Growth Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998       17.95                             20.93                       1,483,958

1997       14.50                             17.95                       1,760,200

1996       12.20                             14.50                       1,163,007

1995*      10.00                             12.20                       396,158

* PERIOD FROM 1/3/95 (COMMENCEMENT OF OPERATIONS) TO 12/31/95


Contrafund Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998       20.47                             26.40                       6,211,520

1997       16.66                             20.47                       6,419,636

1996       13.87                             16.66                       5,882,023

1995*      10.00                             13.87                       3,685,097

* PERIOD FROM 1/3/95 (COMMENCEMENT OF OPERATIONS) TO 12/31/95


Growth Opportunities Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        12.63                            15.62                       2,691,359

1997*       10.00                            12.63                       2,558,459

* PERIOD FROM 1/27/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Balanced Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        11.98                             13.98                       537,166

1997*       10.00                             11.98                       371,377

* PERIOD FROM 1/27/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Growth & Income Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        12.68                             16.29                       3,974,242

1997*       10.00                             12.68                       2,163,555

* PERIOD FROM 1/27/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Emerging Markets Debt Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        10.48                             7.44                        36,909

1997*       10.00                             10.48                       32,130

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Emerging Markets Equity Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        10.05                             7.56                        71,567

1997*       10.00                             10.05                       20,806

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Global Equity Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        10.25                             11.54                       152,473

1997*       10.00                             10.25                       29,979

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


International Magnum Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        9.86                              10.65                       75,635

1997*       10.00                             9.86                        17,042

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


PBHG Growth II Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998       10.15                             10.90                       38,979

1997*      10.00                             10.15                       11,877

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Large Cap Value Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998       10.27                             14.05                       154,968

1997*      10.00                             10.27                       18,440

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Select 20 Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        10.42                             16.80                       1,691,752

1997*       10.00                             10.42                       54,758

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Small Cap Value Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998       10.43                              11.48                       248,781

1997*      10.00                              10.43                       51,781

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Technology & Communications Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998       9.87                              12.94                       221,015

1997*      10.00                             9.87                        34,037



Discovery Fund II Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998       9.69                              10.31                       25,260

1997*      10.00                             9.69                        8,046

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Growth Fund II** Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        10.25                             13.08                       67,817

1997*       10.00                             10.25                       15,649

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97
** CURRENTLY CALLED MID CAP GROWTH FUND II


Opportunity Fund II Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        10.15                             11.43                       267,972

1997*       10.00                             10.15                       31,571

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


International Equity Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        9.89                              10.33                       29,229

1997*       10.00                             9.89                        3,206

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Post-Venture Capital Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998        10.25                             10.83                       45,815

1997*       10.00                             10.25                       6,514

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97


Small Company Growth Subaccount

Accumulation Unit Value at          Accumulation Unit Value at  Number of Accumulation Units
  Beginning of Period                   End of Period               at End of Period

1998       10.19                             9.82                        93,472

1997*      10.00                             10.19                       28,265

* PERIOD FROM 11/24/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97



TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

Accumulation Units

Fixed Annuity Income Payments

Variable Annuity Income
Payments

Hypothetical Illustrations of
Annuity Income Payouts

General Information

Performance

Transfers Among Subaccounts
After the Annuity Date

Unavailability of Annuity
Income Options in Certain
Circumstances

IRS Required Distributions

Safekeeping of Variable
Account Assets

Distribution of the Contracts

State Regulation

Legal Matters

Registration Statement

Independent Accountants

Financial Statements

Investment Company Act of 1940 File no. 811-6388

N.EVA-PRO-0999
1.722611.100

INDIVIDUAL RETIREMENT ACCOUNT
DISCLOSURE STATEMENT

1. Internal Revenue Service Regulations require you be given this Disclosure Statement to make certain that you fully understand the nature of an Individual Retirement Account (IRA). For this reason, it is important that you read this statement carefully.

REVOCATION

2. You are allowed to revoke or cancel your IRA within thirty (30) days of the date you receive the IRA contract. A revocation treats an IRA as if it never existed, and entitles you to a full refund of your contract value at the time of revocation plus any amount deducted from your contribution prior to such time. If you revoke within the first seven (7) days you will receive the entire amount you paid if it is greater than the contract value.

 You may revoke your IRA by mailing or delivering a notice of revocation to:

Empire Fidelity Investments Life Insurance Company
Annuity Service Center
P.O. Box 3767
New York, NY 10277-0433

 Any question regarding this procedure may be directed to a Fidelity Insurance Specialist at 1-800-544-2442.

CONTRIBUTIONS

3. You may establish an IRA for the purpose of rolling over all or a portion of your distribution from a qualified plan, tax sheltered annuity or other IRA. If you retire, terminate your employment prior to retirement age, or become disabled, and you are entitled to a single sum distribution, all or a portion of the distribution may be transferred to a qualifying IRA tax-free if done within 60 days of receipt of the single sum distribution. The amount of your rollover IRA contribution will not be included in your taxable income for the year in which you receive the qualified plan distribution.

4. Subsequent contributions, other than additional rollover contributions from another qualified plan, tax sheltered annuity or IRA, will not be accepted.

5. No deduction is allowed for a rollover contribution which is not treated as income to the individual.

INVESTMENTS

6 The assets in your IRA are nonforfeitable, subject to the surrender charges specified in the IRA contract.

7. The assets in your IRA cannot be commingled with other property except in a common trust fund or common investment fund.

8. No part of the IRA may be invested in life insurance or endowment contracts.

DISTRIBUTIONS

9. Distributions from your IRA will be included in your gross income for Federal income tax purposes for the year in which you receive them.

10. To the extent they are included in taxable income, distribution from your IRA made before age 59 1/2 will be subject to a 10% non-deductible penalty tax (in addition to being taxable as ordinary income) unless the distribution is rolled over to another qualified plan, tax sheltered annuity or IRA, or the distribution is made on account of your death or disability, or the distribution is one of a scheduled series of payments over your life or life expectancy or the joint life expectancies of yourself and the second person designated by you.

11. You must begin receiving distributions of the assets in your IRAs by April 1 of the calendar year following the calendar year in which
you reach    age     70 1/2. Subsequent distributions must be made by
December 31 of each year.

12. You may select one of the following methods of distribution for the assets of this IRA:

 (a) Distribution over your life or your life and the life of a second person designated by you;

 (b) Distribution over a period certain not to exceed your life expectancy or your life expectancy and that of a second person designated by you;

 (c) Single sum payment; or

 (d) Partial withdrawals that, together with withdrawals from your other IRAs, satisfy the minimum distribution requirements discussed below.

 (See Contract and Endorsement for a full description of these distribution methods.)

13. Once distributions are required to begin, they must not be less than the amount each year (determined by actuarial tables) which would exhaust the value of all your IRAs over the required distribution period, which is generally your life expectancy or the joint life and last survivor expectancy of you and your spouse. You will be subject to a 50% excise tax on the amount by which the distribution you actually received in any year falls short of the minimum distribution required for the year.

14. If you die after distribution of the IRA has commenced, the remaining balance must continue to be distributed under the same or a more rapid method of distribution.

15. If you die before distribution of the IRA commences, the entire balance must be distributed to the beneficiary within five (5) years unless:

 (a) The beneficiary is your surviving spouse and the beneficiary either treats the IRA as his or her own IRA or elects within a five
(5) year period to receive payments over his or her own life expectancy commencing at any date prior to the date you would have reached age 70 1/2; or

 (b) The beneficiary is not your surviving spouse and the beneficiary elects to have the IRA distributed over his or her life expectancy commencing within one (1) year of your death.

16. You may rollover all or a portion of your IRA into another IRA or individual retirement annuity and maintain the tax-deferred status of these assets. Tax-free rollovers between IRAs may be made no more than once every twelve months.

OTHER TAX CONSIDERATIONS

17. Distributions are taxed as ordinary income under Federal income tax laws.

18. The tax treatment of single sum distributions under Section 402(e) of the Code is not applicable to distributions from IRAs.

19. Reporting to the IRS will be required by you in the event that special taxes or penalties described herein are due. You must file Treasury Form 5329 with the IRS for each taxable year in which a premature distribution takes place or less than the required minimum amount is distributed from your IRA. The Tax Reform Act of 1986 also requires you to report the amount of all distributions you received from your IRA and the aggregate balance of all IRAs as of the end of the calendar year.

PROHIBITED TRANSACTIONS

20. If any of the events prohibited by Section 4975 of the Code (such as any sale, exchange or leasing of any property between you and your
IRA) occur during the existence of your IRA, your account will be disqualified and the entire balance in your account will be treated as if distributed to you, as of the first day of the year in which the prohibited event occurs. This "distribution" would be subject to ordinary income tax and, if you were under age 59 1/2 at the time, to the 10% penalty tax on premature distributions.

21. If you or your beneficiary borrow any money under, or by use of, all or a portion of your IRA, then the portion pledged will be treated as if distributed to you, and will be taxable to you as ordinary income and subject to the 10% penalty during the year in which you make such a pledge.

FINANCIAL INFORMATION

22. The value of your investment will depend on how you allocate funds between the Guaranteed Account and the subaccounts of the Variable Account. The Company guarantees that the portion of your contract value that is held in the Guaranteed Account will accrue interest daily at specified interest rates that vary from time to time. With respect to funds allocated to the Variable Account, the value will depend upon the actual investment performance of the subaccounts that you choose; no minimum value is guaranteed. See your prospectus for a more detailed description.

23. As further described in the prospectus, the following are all the charges that the Company currently makes:

 (a) ADMINISTRATIVE CHARGE

  The Company currently deducts an annual maintenance charge of $30 on each contract anniversary. This charge is currently waived if total payments, less any withdrawals, equal at least $25,000.

  The Company also deducts a daily charge from the assets of the subaccounts equivalent to an effective annual rate of 0.05%. This charge is not made against the Guaranteed Account.

 (b) MORTALITY AND EXPENSE RISK CHARGE

  The Company deducts a daily charge from the assets of the subaccounts equivalent to an effective annual rate of 0.75%. This charge is not made against the Guaranteed Account.

 (c) WITHDRAWAL CHARGE

  During the first five contract years the Company assesses a charge upon the surrender of the contract or the withdrawal of more than the Exempt Withdrawal Amount. This charge in the first year is 5% of the purchase payments withdrawn. The factor decreases by 1% per year so that no withdrawal charge is made after the fifth contract year.

 (d) PORTFOLIO EXPENSES

  The portfolios associated with the Variable Account incur operating expenses and pay monthly management fees to Fidelity Management &
Research Company. The level of expenses vary by portfolio. This charge is not made against the Guaranteed Account.